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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant     ☒                        Filed by a Party other than the Registrant     ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

HD SUPPLY HOLDINGS, INC.
(Name of Registrant as Specified in Its Charter)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount previously paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

3100 Cumberland Boulevard, Atlanta, Georgia 30339

March 31, 2016

Dear Stockholder:

          It is my pleasure to invite you to attend HD Supply Holdings, Inc.'s annual meeting of stockholders to be held at 11:00 a.m. (Eastern Daylight Time) on May 18, 2016. The meeting will be held at HD Supply's headquarters, located at Cumberland Center II, 3100 Cumberland Boulevard, Atlanta, Georgia 30339.

          The accompanying notice of meeting and proxy statement contain important information, including a description of the business that will be acted upon at the meeting, as well as the voting procedures and general information about the meeting. At the meeting, we will also report on the Company's performance and operations and respond to your questions.

          Your vote is important. Whether you plan to attend the annual meeting or not, you may access electronic voting via the Internet, which is described on your enclosed proxy card, or, if you received a proxy card by mail, you may sign, date and return the proxy card in the envelope provided. If you plan to attend the annual meeting you may vote in person. Returning the proxy does not deprive you of your right to attend the annual meeting and vote your shares in person for the matters acted on at the meeting.

          Registration and seating will begin at 10:00 a.m. (Eastern Daylight Time). Each stockholder will be asked to present an admittance ticket (the Notice of Internet Availability that you received by mail) and valid government-issued picture identification. Stockholders holding stock in brokerage accounts will need to bring a copy of a brokerage statement reflecting stock ownership as of the March 21, 2016 record date. Cameras and recording devices are not permitted at the meeting. All bags, briefcases and packages will be held at registration and will not be allowed in the meeting.

          Thank you for your support of HD Supply. We look forward to seeing you at the annual meeting.

Sincerely,
/s/ JOSEPH J. DEANGELO
Joseph J. DeAngelo Chairman, President and Chief Executive Officer

3100 Cumberland Boulevard, Atlanta, Georgia 30339

NOTICE OF 2016 ANNUAL MEETING OF STOCKHOLDERS

Date and Time:	May 18, 2016, at 11:00 a.m. Eastern Daylight Time.
Place:	HD Supply's headquarters, located at Cumberland Center II, 3100 Cumberland Boulevard, Atlanta, Georgia 30339. (follow signs in lobby to annual meeting room)
Record Date:	March 21, 2016.
Who May Vote:	Stockholders as of the close of business on March 21, 2016 are entitled to one vote per share at the 2016 annual meeting of stockholders ("Annual Meeting").
Items of Business:	1.	To elect as directors the three persons nominated by the board of directors and named in this proxy statement to serve for terms expiring at our 2019 annual meeting of stockholders;
	2.	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending January 29, 2017;
	3.	To act on a stockholder proposal described in this proxy statement, if properly presented at the Annual Meeting; and
	4.	To transact any other business as may properly come before the Annual Meeting.
Annual Meeting Materials:	A copy of this proxy statement and our annual report on Form 10-K for our fiscal year ended January 31, 2016 are available free of charge at http://www.astproxyportal.com/ast/18392/. Directions for attending the Annual Meeting are also available at this website.
Admission:	To attend the meeting in person, please bring your admittance ticket (the Notice of Internet Availability of Proxy Materials that you received by mail), proof of your share ownership as of the record date (such as a brokerage statement), and government-issued photo identification (such as a driver's license).
Date of Mailing:	A Notice of Internet Availability of Proxy Materials or this proxy statement is first being mailed to stockholders on or about March 31, 2016.

          Your vote is important. Please vote as soon as possible by using the Internet or, if you received a proxy card by mail, by signing and returning the proxy card. Instructions for your voting options are described on the proxy card.

By Order of the Board of Directors
/s/ DAN S. MCDEVITT
Dan S. McDevitt
General Counsel and Corporate Secretary
Atlanta, Georgia March 31, 2016

GENERAL INFORMATION ABOUT THE 2016 ANNUAL MEETING

HD SUPPLY HOLDINGS, INC.

3100 Cumberland Boulevard, Atlanta, Georgia 30339

          This summary highlights information contained elsewhere in this proxy statement. It does not contain all of the information that you should consider, and you should read the entire proxy statement carefully before voting.

2016 Annual Meeting Information:

Date:	Wednesday, May 18, 2016
Time:	11:00 a.m. Eastern Daylight Time
Location:	HD Supply's headquarters, located at Cumberland Center II, 3100 Cumberland Boulevard, Atlanta, Georgia 30339 (follow signs in lobby to Annual Meeting room)
Record Date:	March 21, 2016
Admission:
To attend the meeting in person, you will need your admittance ticket (the Notice of Internet Availability of Proxy Materials that you received by mail), proof of your share ownership as of the record date (such as a brokerage statement), and government-issued photo identification (such as a driver's license).

Items of Business:

Proposals		Board Vote Recommendation	Page Reference (for more information)

1.	Elect three directors nominated by the board of directors	FOR ALL	2-3, 5-10, 61

2.	Ratify the appointment of our independent registered public accounting firm	FOR	3-4, 5-10, 62

3.	Vote on a stockholder proposal regarding greenhouse gas emissions	AGAINST	4, 5-10, 63-64

 HDS Notice of Annual Meeting and 2016 Proxy Statement - Page 1

GENERAL INFORMATION ABOUT THE 2016 ANNUAL MEETING (continued)

Director Nominees

Board Structure

          HD Supply Holdings, Inc. (the "Company") currently has eight directors divided into three classes: three directors in each of Class I and Class III, and two directors in Class II. The term of office of the three Class III directors expires at the Annual Meeting.

Class III Election

          The three nominees for election as Class III directors are listed below. If elected, the nominees for election as Class III directors will serve for a term of three years and until their successors are elected and qualify. If you sign and return the accompanying proxy card, your shares will be voted for the election of the three Class III nominees recommended by the board of directors unless you choose to withhold from voting for any of the nominees. If for any reason any nominee is unable to serve or will not serve, such proxies may be voted for a substitute nominee designated by the board of directors as the proxy holder may determine. The board is not aware of any nominee who will be unable to or will not serve as a director. There is no cumulative voting.

Class III Nominees

          A nominee must receive the vote of a plurality of the votes validly cast at the Annual Meeting represented either in person or by proxy at the Annual Meeting to be elected. Therefore, the three nominees who receive the most "FOR" votes (among votes properly cast in person, electronically or by proxy) will be elected. Notwithstanding such election, each of the three nominees for election as Class III directors has agreed to tender to the board his resignation as a director promptly following the certification of election results in the event such nominee receives a greater number of votes "withheld" from his election than votes "for" his election (see "Majority Voting Policy – Director Nominees" below for details regarding the board's majority voting policy). Proxies cannot be voted for a greater number of persons than the number of nominees named. The Class III nominees are as follows:

Name	Age	Director Since	Occupation	Board Committees	Other Public Company Boards	Independent

Joseph J. DeAngelo	54	2007	Chairman/CEO, HD Supply	None	0	No
Patrick R. McNamee	56	2013	CEO, Health Insurance Innovations	Audit; Compensation	0	Yes
Charles W. Peffer	68	2013	Retired Partner of KPMG LLP	Audit Chair	3	Yes

          Additional qualifications, experience, and other information about the three director nominees, as well as our current board of directors who will continue to serve after the Annual Meeting, is provided on pages 16-18.

Majority Voting Policy – Director Nominees

          The full text of the board's majority voting policy for director nominees is set forth in the Company's Corporate Governance Guidelines, available on the corporate governance section of our investor relations website at http://ir.hdsupply.com/governance.cfm.

 HDS Notice of Annual Meeting and 2016 Proxy Statement - Page 2

GENERAL INFORMATION ABOUT THE 2016 ANNUAL MEETING (continued)

          Each of the three nominees for election as Class III directors has agreed to tender to the board his resignation as a director promptly following the certification of election results in the event such nominee receives a greater number of votes "withheld" from his election than votes "for" his election (a "Majority Withheld Vote"). Neither abstentions nor broker non-votes are deemed to be votes for or withheld from a director's election. The Nominating and Corporate Governance Committee will consider any tendered resignation and recommend to the board whether to accept or reject it. The board will act on each tendered resignation, taking into account the Nominating and Corporate Governance Committee's recommendation, at its next regularly scheduled board meeting following the certification of the election results. The Nominating and Corporate Governance Committee, when making its recommendation, and the board, when making its decision, may consider any factors or other information that it considers appropriate, including, without limitation, the reasons (if any) given by stockholders as to why they withheld their votes, the qualifications of the tendering director, his contributions to the board and the Company, and the results of the most recent evaluation of the tendering director's performance by the Nominating and Corporate Governance Committee and other board members.

          The board will promptly and publicly disclose (1) its decision whether to accept or reject the director's tendered resignation, and (2) if rejected by the board, the board's reasons for rejecting the tendered resignation. Any director who tenders his resignation will not participate in the Nominating and Corporate Governance Committee recommendation or board action regarding whether to accept or reject the tendered resignation. If a director's tendered resignation is rejected by the board, the director will continue to serve for the remainder of his term and until his successor is duly elected, or his earlier death, resignation or removal. If a director's tendered resignation is accepted by the board, then the board, in its sole discretion, may fill any resulting vacancy or may decrease the number of directors comprising the board, in each case pursuant to the provisions of, and to the extent permitted by, the Company's Third Amended and Restated By-Laws (the "Bylaws").

          The board will consider as candidates for nomination for election or re-election to the board, or to fill vacancies and new directorships on the board, only those individuals who agree to tender, promptly following their election, re-election or appointment, an irrevocable resignation that will be effective upon (i) the occurrence of a Majority Withheld Vote for that director and (ii) acceptance of the tendered resignation by the board. Each of the Class III director nominees have signed such an irrevocable resignation.

Ratification of the Appointment of the Independent Registered Public Accounting Firm

          The board is asking you to ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the 2016 fiscal year ending January 29, 2017. Set forth below is summary information with respect to the fees billed to us by

 HDS Notice of Annual Meeting and 2016 Proxy Statement - Page 3

GENERAL INFORMATION ABOUT THE 2016 ANNUAL MEETING (continued)

PricewaterhouseCoopers LLP for services provided to us during the fiscal years ended January 31, 2016 and February 1, 2015. For more information, see pages 48-49 and page 51.

Fees Billed	FYE2016 (Fiscal 2015)	FYE2015 (Fiscal 2014)

Audit Fees	$3.1 million	$3.4 million
Audited-Related Fees	$2.6 million	N/A
Tax Fees	$1.0 million	$0.9 million
All Other Fees	$0.2 million	N/A

TOTAL	$6.9 million	$4.3 million

Stockholder Proposal on Greenhouse Gas Emissions

          You are being asked to vote on a stockholder proposal, filed by Calvert Investments, regarding greenhouse gas emissions if it is properly presented at the Annual Meeting. For more information, see pages 63-64.

2017 Annual Meeting

          Pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), stockholder proposals submitted for inclusion in the proxy statement for our annual meeting of stockholders expected to be held in May 2017 must be received by us by December 1, 2016. For more information, see page 65.

Why am I receiving these proxy materials?

          The accompanying proxy materials have been furnished to you because the Company is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement describes issues on which we would like you to vote at our Annual Meeting. It also gives you information on these issues so that you can make an informed decision.

          The proxy materials include the notice and proxy statement for the Annual Meeting, our annual report on Form 10-K for the fiscal year ended January 31, 2016, the proxy card for the Annual Meeting and directions on attending the Annual Meeting. The Company has made these proxy materials available to you by Internet or, upon your request, has delivered printed versions of these materials to you by mail, because you owned shares of the Company's common stock at the close of business on March 21, 2016.

          When you vote by using the Internet or by signing and returning the proxy card, you appoint Dan S. McDevitt and James F. Brumsey as your representatives at the Annual Meeting, with full power of substitution. They will vote your shares at the Annual Meeting as you have instructed them or, if an issue that is not on the proxy card comes up for vote, in accordance with their best judgment. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, we encourage you to vote in advance by using the Internet, or if you received your proxy card by mail, by signing and returning your proxy card. If you vote by Internet, you do not need to return your proxy card.

 HDS Notice of Annual Meeting and 2016 Proxy Statement - Page 4

GENERAL INFORMATION ABOUT THE 2016 ANNUAL MEETING (continued)

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

          In accordance with rules adopted by the U.S. Securities and Exchange Commission, the Company uses the Internet as the primary means of furnishing proxy materials to stockholders. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials (the "Notice") to the Company's stockholders. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or how to request a printed copy may be found in the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. The Company encourages stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of its annual meetings and reduce the cost to the Company of physically printing and mailing materials.

Who is entitled to vote?

          Holders of our common stock at the close of business on March 21, 2016 are entitled to vote. March 21, 2016 is referred to as the record date. In accordance with Delaware law, a list of stockholders entitled to vote at the Annual Meeting will be available in electronic form at the place of the Annual Meeting on May 18, 2016 and will be accessible in electronic form for ten days before the meeting at our principal place of business, 3100 Cumberland Boulevard, Atlanta, Georgia 30339 between the hours of 9:00 a.m. and 5:00 p.m.

Each share of common stock is entitled to how many votes?

          Holders of common stock are entitled to one vote per share. On the record date, there were 200,610,355 shares of our common stock outstanding and entitled to vote.

How do I vote?

          If you are a registered stockholder, which means you hold your shares (including any restricted shares) in certificate form or through an account with our transfer agent, American Stock Transfer & Trust Company, LLC, you have the following options for voting before the Annual Meeting:

  (1)
  Vote by Internet. Visit www.voteproxy.com and follow the steps outlined on the secure website. Internet voting is available 24 hours a day and will be accessible until 5:00 p.m. Eastern Daylight Time on May 17, 2016.

  (2)
  Vote by Mail. If you received a proxy card by mail and choose to vote by mail, simply mark your proxy card, date and sign it, and return it in the envelope provided.

          If you are a beneficial holder, meaning you hold your shares in "street name" through an account with a bank or broker, your ability to vote over the Internet or by telephone depends on the voting procedures of your bank or broker. Please follow the directions on the voting instruction form that your bank or broker provides.

          Stockholders may also attend the Annual Meeting and vote in person. The method you use to vote will not limit your right to vote at the Annual Meeting if you decide to attend in person. Written

 HDS Notice of Annual Meeting and 2016 Proxy Statement - Page 5

GENERAL INFORMATION ABOUT THE 2016 ANNUAL MEETING (continued)

ballots will be passed out to anyone who wants to vote at the Annual Meeting. If you hold your shares in "street name," you must obtain a proxy, executed in your favor, from the holder of record to be able to vote in person at the Annual Meeting. Please refer to the notice and voting instruction form, or other information forwarded by your bank or broker, for details on how to request a proxy.

Is my vote confidential?

          Confidential voting applies to individual stockholders but not to corporate and institutional stockholders. Our confidential voting policy is set forth in our Corporate Governance Guidelines available at http://ir.hdsupply.com/governance.cfm.

What if I change my mind after I return my proxy?

          You may revoke your proxy and change your vote at any time before the polls close at the Annual Meeting. Registered stockholders may do this by:

    •
    signing and properly submitting a subsequent proxy with a later date that is received before the polls close at the Annual Meeting;

    •
    voting by the Internet on or before 5:00 Eastern Daylight time on May 17, 2016;

    •
    giving written notice of revocation to Dan S. McDevitt, General Counsel and Corporate Secretary, HD Supply Holdings, Inc., 3100 Cumberland Boulevard, Atlanta, Georgia 30339 before the Annual Meeting; or

    •
    voting in person at the Annual Meeting.

          If you hold shares through a bank or broker, please refer to your voting instruction form, or other information forwarded by your bank or broker, to see how you can revoke your proxy and change your vote.

          Attendance at the meeting will not, by itself, revoke a proxy.

How many votes do you need to hold the Annual Meeting?

          The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast at the Annual Meeting will constitute a quorum. If a quorum is present, we can hold the Annual Meeting and conduct business.

On what items am I voting?

          You are being asked to vote on three items:

    •
    to elect three directors nominated by the board of directors and named in the proxy statement to serve until our 2019 annual meeting of stockholders and until their successors are elected and qualify;

 HDS Notice of Annual Meeting and 2016 Proxy Statement - Page 6

GENERAL INFORMATION ABOUT THE 2016 ANNUAL MEETING (continued)

    •
    to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our 2016 fiscal year ending January 29, 2017; and

    •
    a stockholder proposal regarding greenhouse gas emissions.

          No cumulative voting rights are authorized, and dissenters' rights are not applicable to these matters.

How does the board of directors recommend that I vote?

          The board recommends that you vote:

    •
    FOR all director nominees;
    •
    FOR the ratification of the appointment of our independent registered public accounting firm; and
    •
    AGAINST the stockholder proposal regarding greenhouse gas emissions.

How may I vote in the election of directors, and how many votes must the nominees receive to be elected?

          With respect to the election of directors, you may:

    •
    vote FOR all three nominees for director;
    •
    vote FOR one or more of the nominees for director and WITHHOLD from voting on one or more of the other nominees for director; or
    •
    WITHHOLD from voting on all of the nominees for director.

          The Company's Bylaws provide for the election of directors by a plurality of the votes cast. This means that the three individuals nominated for election to the board of directors who receive the most "FOR" votes (among votes properly cast in person, electronically or by proxy) will be elected. Notwithstanding such election, each of the three nominees for election as Class III directors has agreed to tender to the board his resignation as a director promptly following the certification of election results if he receives a greater number of votes "withheld" from his election than votes "for" his election (see "Majority Voting Policy – Director Nominees" on pages 2-3 for details regarding the board's majority voting policy).

What happens if a nominee is unable to stand for election?

          If a nominee is unable to stand for election, the board may either:

    •
    reduce the number of directors that serve on the board; or
    •
    designate a substitute nominee.

          If the board designates a substitute nominee, shares represented by proxies voted for the nominee who is unable to stand for election will be voted for the substitute nominee.

 HDS Notice of Annual Meeting and 2016 Proxy Statement - Page 7

GENERAL INFORMATION ABOUT THE 2016 ANNUAL MEETING (continued)

How may I vote for the proposal to ratify the appointment of our independent registered public accounting firm, and how many votes must this proposal receive to pass?

          With respect to this proposal, you may:

    •
    vote FOR the ratification of the accounting firm;
    •
    vote AGAINST the ratification of the accounting firm; or
    •
    ABSTAIN from voting on the proposal.

          To pass, the proposal must receive the affirmative vote of a majority in voting power of the shares entitled to vote at the Annual Meeting by the holders who are present in person, electronically or by proxy. If you abstain from voting on the proposal, it will have the same effect as a vote against the proposal.

How may I vote for the stockholder proposal regarding greenhouse gas emissions, and how many votes must this proposal receive to pass?

          With respect to this proposal, you may:

    •
    vote FOR the stockholder proposal;
    •
    vote AGAINST the stockholder proposal; or
    •
    ABSTAIN from voting on the proposal.

          To pass, the proposal must receive the affirmative vote of a majority in voting power of the shares entitled to vote at the Annual Meeting by the holders who are present in person, electronically or by proxy. If you abstain from voting on the proposal, it will have the same effect as a vote against the proposal. If your broker is unable to vote your shares because you have not provided voting instructions (broker non-votes), the shares are not counted as voting power present and, therefore, will have no effect on the outcome of this proposal.

What happens if I sign and return my proxy card but do not provide voting instructions?

          If you return a signed card but do not provide voting instructions, your shares will be voted as follows:

    •
    FOR all director nominees;
    •
    FOR the ratification of the appointment of our independent registered public accounting firm; and
    •
    AGAINST the stockholder proposal regarding greenhouse gas emissions.

Will my shares be voted if I do not vote by using the Internet, telephone, by signing and returning my proxy card, or by attending the Annual Meeting and voting in person?

          If you do not vote by using the Internet, by telephone (certain beneficial stockholders), by signing and returning your proxy card, or by attending the Annual Meeting and voting in person, then your shares will not be voted and will not count in deciding the matters presented for stockholder consideration at the Annual Meeting.

 HDS Notice of Annual Meeting and 2016 Proxy Statement - Page 8

GENERAL INFORMATION ABOUT THE 2016 ANNUAL MEETING (continued)

          Under certain circumstances and in accordance with NASDAQ rules that govern banks and brokers, if your shares are held in street name through a bank or broker, your bank or broker may vote your shares if you do not provide voting instructions before the Annual Meeting. These circumstances include voting your shares on "routine matters," such as the ratification of the appointment of our independent registered public accounting firm described in this proxy statement. With respect to this proposal, therefore, if you do not vote your shares, your bank or broker may vote your shares on your behalf or leave your shares unvoted.

          The remaining two proposals, namely the election of director nominees and the stockholder proposal regarding greenhouse gas emissions, are not considered routine matters under the NASDAQ rules relating to voting by banks and brokers. When a proposal is not a routine matter and the brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on that proposal. This is called a "broker non-vote." Broker non-votes that are represented at the Annual Meeting will be counted for purposes of establishing a quorum, but will have no effect on the outcome of the non-routine matters at the Annual Meeting.

          We encourage you to provide instructions to your bank or brokerage firm by voting your proxy. This action ensures your shares will be voted at the meeting in accordance with your wishes.

What is the vote required for each proposal to pass, and what is the effect of abstentions and uninstructed shares on the proposals?

          Our Bylaws provide for the election of directors by a plurality of the votes cast. This means that the three individuals nominated for election to the board of directors who receive the most "FOR" votes (among votes properly cast in person, electronically or by proxy) will be elected. Notwithstanding such election, each of the three nominees for election as Class III directors has agreed to tender his resignation as a director to the board promptly following the certification of election results if he receives a greater number of votes "withheld" from his election than votes "for" his election (see "Majority Voting Policy – Director Nominees" on pages 2-3 for details regarding the board's majority voting policy). For each of the other proposals to pass in accordance with our Bylaws, the proposal must receive the affirmative vote of a majority in voting power of the shares present in person, electronically or by proxy at the Annual Meeting and entitled to vote. The following table summarizes the board's recommendation on each proposal, the vote required for each proposal to pass, and the

 HDS Notice of Annual Meeting and 2016 Proxy Statement - Page 9

GENERAL INFORMATION ABOUT THE 2016 ANNUAL MEETING (continued)

effect abstentions or uninstructed shares (proxy card returned, but voting instructions not provided) have on each proposal.

Proposal Number	Item	Board Voting Recommendation	Votes Required for Approval	Abstentions	Broker Non- Votes	Uninstructed Shares

1	Election of Directors	FOR	The three nominees who receive the most FOR votes properly cast in person, electronically or by proxy and entitled to vote will be elected. See Majority Voting Policy – Director Nominees on pages 2-3 for details regarding director resignation where "withhold" vote is greater than "for" vote.	Not applicable	No effect	For all board nominees
2	Ratification of independent registered public accounting firm	FOR	Majority of the voting power of the shares present in person, electronically or by proxy and entitled to vote	Count as votes against	Not applicable	Count as votes for ratification
3	Stockholder proposal regarding greenhouse gas emissions	AGAINST	Majority of the voting power of the shares present in person, electronically or by proxy and entitled to vote	Count as votes against	No effect	Count as votes against the stockholder proposal

What do I need to attend the Annual Meeting in person?

          You must bring your admittance ticket (the Notice of Internet Availability of Proxy Materials that you received in the mail), proof of your share ownership as of March 21, 2016 (such as a brokerage statement or letter from your broker), and government-issued photo identification (such as a driver's license). If you do not have an admittance ticket, proof of ownership, or a valid photo identification, you will not be admitted to the Annual Meeting. Cameras and recording devices are not permitted at the meeting. All bags, briefcases and packages will be held at registration and will not be allowed in the meeting.

Can I receive future proxy materials and annual reports electronically?

          Yes. This proxy statement and our annual report on Form 10-K for our fiscal year ended January 31, 2016 are available by accessing the website located at http://www.astproxyportal.com/ast/18392/. Instead of receiving paper copies in the mail, stockholders can elect to receive an email that provides a link to our future annual reports and proxy materials on the Internet. Opting to receive your proxy materials electronically will save us the cost of producing and mailing documents to your home or business, will reduce the environmental impact of our annual meetings, and will give you an automatic link to the proxy voting site.

 HDS Notice of Annual Meeting and 2016 Proxy Statement - Page 10

GENERAL INFORMATION ABOUT THE 2016 ANNUAL MEETING (continued)

          If you are a stockholder of record and wish to enroll in the electronic proxy delivery service for future meetings, you may do so by going to http://www.astproxyportal.com/ast/18392/ and following the prompts. If you hold shares through a bank or broker, please refer to the notice and voting instruction form, or other information forwarded by your bank or broker, to see how you can enroll for electronic proxy delivery for future meetings.

 HDS Notice of Annual Meeting and 2016 Proxy Statement - Page 11

OUR EXECUTIVE OFFICERS

Executive Officers

          The following table sets forth certain information concerning our executive officers. The respective age of each individual in the table below is as of March 31, 2016.

Name	Age	Position

Joseph J. DeAngelo	54	Chairman, President and Chief Executive Officer
Evan J. Levitt	46	Senior Vice President, Chief Financial Officer
Stephen O. LeClair	47	President, HD Supply Waterworks
Dan S. McDevitt	48	General Counsel and Corporate Secretary
Margaret M. Newman	47	Senior Vice President, Human Resources
John A. Stegeman	55	Executive President, HD Supply; President, HD Supply Construction and Industrial - White Cap

          Joseph J. DeAngelo has served as Chairman, President and Chief Executive Officer since March 2015, President and Chief Executive Officer since January 2005, and has been a member of our board since August 2007. Mr. DeAngelo served as Executive Vice President and Chief Operating Officer of The Home Depot from January 2007 through August 2007. From August 2005 to December 2006, he served as Senior Vice President — HD Supply. From January 2005 to August 2005, Mr. DeAngelo served as Senior Vice President — Home Depot Supply, Pro Business and Tool Rental, and from April 2004 through January 2005, he served as Senior Vice President — Pro Business and Tool Rental. Mr. DeAngelo previously served as Executive Vice President of The Stanley Works, a tool manufacturing company, from March 2003 through April 2004. From 1986 until April 2003, Mr. DeAngelo held various positions with General Electric ("GE"). His final position with GE was President and Chief Executive Officer of General Electric TIP/Modular Space, a division of General Electric Capital. Mr. DeAngelo holds a bachelor's degree in accounting and economics from the State University of New York at Albany. Mr. DeAngelo currently serves on the CEO Advisory Council of the Cristo Rey Atlanta Jesuit High School. He will serve on the board of trustees of the Shepherd Center Foundation, a 501(c)(3) charitable organization, effective May 2016.

          Evan J. Levitt has served as Senior Vice President, Chief Financial Officer since December 2013. Prior to his appointment as Chief Financial Officer, he served as Vice President and Corporate Controller of HD Supply since 2007 when he joined the Company from The Home Depot, where he was the Assistant Controller and Director of Financial Reporting from 2004 to 2007. He also served in various management roles at Payless ShoeSource from 1999-2004, including Vice President of Accounting and Reporting. Prior to Payless ShoeSource, he held the role of Audit Manager with Arthur Andersen. Mr. Levitt has a bachelor of science in business administration from Washington University and is a Certified Public Accountant.

          Stephen O. LeClair has served as President, HD Supply Waterworks since August 2011, and served as Chief Operating Officer, HD Supply Waterworks from March 2008 through August 2011. He served as President of HD Supply Lumber and Building Materials from April 2007 until its divestiture to ProBuild Holdings in March 2008. Mr. LeClair joined the HD Supply team in October 2005 as Senior Director of Operations and served in that role through April 2007. Before joining HD Supply, he served as Senior Vice President at GE Equipment Services. He also held various roles at GE Appliances and Power Generation in distribution, manufacturing and sales. Mr. LeClair is a graduate of GE Power Generation's Manufacturing Management Program. He is a member of the Saint Louis University's International Business School Advisory Board. He holds a bachelor's degree in Mechanical Engineering from Union College and an M.B.A. degree from the University of Louisville.

 HDS Notice of Annual Meeting and 2016 Proxy Statement - Page 12

OUR EXECUTIVE OFFICERS (continued)

          Dan S. McDevitt has served as General Counsel and Corporate Secretary since January 2015. He joined HD Supply's legal department in 2010 and was promoted to Vice President in 2012. Prior to joining HD Supply, Mr. McDevitt was a partner at the law firm King & Spalding, where he practiced law for thirteen years, primarily focused on securities and corporate governance litigation and related investigations. Before joining King & Spalding, Mr. McDevitt served as a judicial clerk for the Honorable G. Ernest Tidwell on the United States District Court, Northern District of Georgia, and before then was an associate at Sullivan, Hall, Booth, & Smith. Mr. McDevitt received a B.B.A. degree in finance from the University of Notre Dame and a J.D. and LL.M. from the University of Notre Dame Law School.

          Margaret M. Newman joined HD Supply in April 2007 and has served as Senior Vice President, Human Resources since July 2008. Prior to HD Supply, Ms. Newman held senior human resources leadership roles at Conseco Insurance Group from August 2005 to April 2007, and at Sears Roebuck and Company from September 1997 to August 2005. She has more than 20 years of business experience in the manufacturing industry, building her expertise in organizational effectiveness; acquisition and integration; benefits design; talent acquisition and management; leadership development and employee engagement. Ms. Newman holds a bachelor's degree in psychology from Coe College and a master's degree in sociology from the University of Wisconsin.

          John A. Stegeman joined HD Supply in April 2010 as Executive President and focused on building the specialty construction and safety business as the President of HD Supply Construction and Industrial – White Cap. Prior to joining HD Supply, Mr. Stegeman was President and Chief Executive Officer of Ferguson Enterprises, headquartered in Newport News, Virginia from 2005 to 2009. He began his career with Ferguson in 1985 as a management trainee and advanced through the company holding various management positions in three of Ferguson's five business groups: Waterworks, Plumbing, and Heating and Air Conditioning. As part of the Ferguson Waterworks business group, Mr. Stegeman served as Senior Vice President before being named Chief Operating Officer of Ferguson in May 2005. Mr. Stegeman received a bachelor's degree from Virginia Tech and has attended advanced management programs at Wharton School of Business, IMD, Duke University's Fuqua School of Business, University of Virginia Darden School of Business, and Columbia University.

Significant Employees

          The following senior leadership team employees are not executive officers, but are expected to make significant contributions to our business:

          Bradford A. Cowles, age 45, has served as Chief Information Officer for HD Supply since January 2015, and Vice President of Information Technology (IT) for the HD Supply Waterworks business unit since June 2013. Since joining the HD Supply team in 2005, Mr. Cowles has held roles of increasing responsibility, including managing the enterprise-wide IT infrastructure and merger & acquisition IT teams and leading the HD Supply Interior Solutions IT organization and the HD Supply Lumber & Building Materials IT organization. Mr. Cowles has more than 20 years of engineering, manufacturing, and IT experience. Prior to joining HD Supply, he spent 10 years with the Michelin Tire Corporation in various leadership roles in research and development, manufacturing, and quality in both the United States and France. Mr. Cowles holds a master's degree in gas dynamics and a bachelor's degree in mechanical engineering from the University of Florida.

 HDS Notice of Annual Meeting and 2016 Proxy Statement - Page 13

OUR EXECUTIVE OFFICERS (continued)

          Joseph C. Izganics, age 54, has served as Senior Vice President and President of Interior Solutions and Home Improvement Solutions since March 2010. Prior to joining HD Supply, Mr. Izganics served as Division President for The Home Depot, where he was responsible for 800 stores across the eastern United States. He joined The Home Depot in 1989 as an assistant manager in training and worked his way up through various leadership positions to Division President. With more than 25 years of experience, Mr. Izganics served as store manager, district manager, regional vice president and division president for The Home Depot. From 2005 to 2007, he served as Senior Vice President of Pro Business and Tool Rental of The Home Depot and served as its Senior Vice President of Services from 2002 to 2005. From 1994 through December 2002, Mr. Izganics held various management and executive level positions with The Home Depot. Prior to joining The Home Depot, he was involved in starting a garden center business and also held management positions with Mr. Goodbuys Home Center.

          Steven N. Margolius, age 57, has served as Chief Operating Officer for HD Supply Facilities Maintenance since September 2015. Prior to his current role, he served as Chief Executive Officer and President of HD Supply Power Solutions from December 2013 to September 2015, having served as its President since April 2013. Prior to that, he served as HD Supply Power Solutions Chief Operating Officer and HD Supply Chief Commercial Officer from March 2011 through March 2013. Prior to re-joining HD Supply in March 2011, he served as Executive Vice President and Chief Operating Officer of United Sporting Companies from April 2010 until March 2011. He was President of HD Supply Electrical from April 2006 to March 2010 and President, HD Supply Plumbing/HVAC from July 2009 to March 2010. Prior to joining HD Supply, Mr. Margolius served for five years as Vice President of Finance and Support Services for Arrow Electronics, North American Components Division. In addition to his financial role at Arrow, he led the logistics organization and served as the leader for the global lean sigma initiative. He spent 15 years with GE, most recently serving as the General Manager for Pricing at GE Appliances. While with GE, he held multiple financial leadership roles in the areas of global financial planning and analysis, sales and marketing and manufacturing. Mr. Margolius has a bachelor's degree from State University of New York and has attended advanced management programs at Harvard Business School and the Stanford Graduate School of Business.

          William P. Stengel, age 38, has served as Senior Vice President, Chief Commercial Officer of HD Supply since January 2016 and as Senior Vice President, Strategic Business Development and Investor Relations from July 2013 through January 2016. In his current role, Mr. Stengel has responsibility for merchandising and global sourcing, marketing and e-business execution at HD Supply Facilities Maintenance in addition to his previous responsibilities. He joined HD Supply in July 2005 and has since taken on increasing leadership responsibilities at the Company including mergers and acquisitions, strategic planning, strategic initiatives, supply chain operations, real estate, investor and public relations, communications, and corporate marketing. Mr. Stengel and his teams have responsibility to drive strategic growth and operational excellence. He has more than 15 years of experience in finance and growth strategy. In addition, he has led numerous acquisition and divestiture transactions including his leadership role in the initial public offering of HD Supply in June 2013. Prior to HD Supply, Mr. Stengel worked for Stonebridge Associates, an investment banking firm focused on merger and acquisition, divestiture, private placement, and strategic financial advisory services to middle-market companies across a range of consumer, technology, and industrial sectors. He also worked in corporate and investment banking with Bank of America Merrill Lynch. Mr. Stengel holds a bachelor's degree in economics from Trinity College and an M.B.A. degree with a concentration in strategy and finance from Vanderbilt University's Owen Graduate School of Management.

 HDS Notice of Annual Meeting and 2016 Proxy Statement - Page 14

OUR BOARD OF DIRECTORS

The Company's Certificate of Incorporation provides that the board of directors shall consist of not fewer than three nor more than 21 directors, with the exact number to be fixed by the board of directors. The board of directors has fixed the current number of directors at eight, and the Company currently has eight directors.

          The Certificate of Incorporation divides the board into three classes, as nearly equal in number as possible, with the terms of office of the directors of each class ending in different years. Class I and Class III each currently have three directors, and Class II has two directors. The terms of directors in Classes I, II, and III end at the annual meetings in 2017, 2018, and 2016, respectively.

Director	Class

Kathleen J. Affeldt	Class I	– Expiring 2017 Annual Meeting
John W. Alden	Class I	– Expiring 2017 Annual Meeting
Peter A. Leav	Class I	– Expiring 2017 Annual Meeting
Betsy S. Atkins	Class II	– Expiring 2018 Annual Meeting
James A. Rubright	Class II	– Expiring 2018 Annual Meeting
Joseph J. DeAngelo	Class III	– Expiring 2016 Annual Meeting
Patrick R. McNamee	Class III	– Expiring 2016 Annual Meeting
Charles W. Peffer	Class III	– Expiring 2016 Annual Meeting

          At each annual meeting of the stockholders, the successors of the directors whose term expires at that meeting are elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. The board of directors is therefore asking you to elect the three nominees for director whose term expires at the Annual Meeting. Joseph J. DeAngelo, Patrick R. McNamee and Charles W. Peffer, our Class III directors, have been nominated by the board for re-election at the Annual Meeting. See "Proposal 1 — Election of Directors" on page 61.

          Directors are elected by a plurality. Therefore, the three nominees who receive the most "FOR" votes will be elected. Notwithstanding such election, each of the three nominees for election as Class III directors has agreed to tender his resignation as a director to the board promptly following the certification of election results if he receives a greater number of votes "withheld" from his election than votes "for" his election (see "Majority Voting Policy – Director Nominees" on pages 2-3 for details regarding the board's majority voting policy).

          Proxies cannot be voted for a greater number of persons than the number of nominees named. There is no cumulative voting. If you sign and return the accompanying proxy card, your shares will be voted for the election of the three nominees recommended by the board of directors unless you choose to withhold from voting for any of the nominees. If a nominee is unable to serve or will not serve for any reason, proxies may be voted for such substitute nominee as the proxy holder may determine. The Company is not aware of any nominee who will be unable to or will not serve as a director.

 HDS Notice of Annual Meeting and 2016 Proxy Statement - Page 15

OUR BOARD OF DIRECTORS (continued)

          Set forth below is biographical information as well as background information relating to each nominee's and continuing director's business experience, qualifications, attributes, and skills and why the board of directors and Nominating and Corporate Governance Committee believe each individual is a valuable member of our board of directors. The persons who have been nominated for election and are to be voted upon at the Annual Meeting are listed first, with continuing directors following thereafter.

Nominees:

Joseph J. DeAngelo, Chairman, President and Chief Executive Officer, HD Supply	Age 54	Class III — term expiring at 2016 annual meeting Board Chairman	Director since 2007

Mr. DeAngelo has served as chairman of the board, president and chief executive officer since March 2015, president and chief executive officer since January 2005, and has been a member of our board since August 2007. Mr. DeAngelo served as executive vice president and chief operating officer of The Home Depot from January 2007 through August 2007. From August 2005 to December 2006, he served as senior vice president, HD Supply. From January 2005 to August 2005, Mr. DeAngelo served as senior vice president, Home Depot Supply, Pro Business and Tool Rental and from April 2004 through January 2005, he served as senior vice president, Pro Business and Tool Rental. Mr. DeAngelo previously served as executive vice president of The Stanley Works, a tool manufacturing company, from March 2003 through April 2004. From 1986 until April 2003, Mr. DeAngelo held various positions with GE. His final position with GE was president and chief executive officer of General Electric TIP/Modular Space, a division of General Electric Capital. Mr. DeAngelo holds a bachelor's degree in accounting and economics from the State University of New York at Albany. Mr. DeAngelo currently serves on the CEO Advisory Council of the Cristo Rey Atlanta Jesuit High School. He will serve on the board of trustees of the Shepherd Center Foundation, a 501(c)(3) charitable organization, effective May 2016.

Director Qualifications: As our chief executive officer, Mr. DeAngelo possesses in-depth knowledge of the issues, opportunities, and challenges facing the Company. His extensive experience identifying strategic priorities, leading critical discussions, and executing the Company's strategy and business plans provides valuable insight and leadership to our board. He led the transformation of our Company through severe economic downturn by streamlining and simplifying our business model, divesting non-core businesses and products, and achieving significant debt reduction and cost control. He has demonstrated leadership qualities, management capability, knowledge of our business and industry, and a long-term strategic perspective. He has over 32 years of global operating experience, including over 17 years in various leadership roles at General Electric Company and The Home Depot.

Patrick R. McNamee, Chief Executive Officer,Health Insurance Innovations, Inc.	Age 56	Class III — term expiring at 2016 annual meeting Committees: Audit; Compensation	Director since 2013

Mr. McNamee has served as chief executive officer of Health Insurance Innovations, Inc. since November 2015 and as president since June 2015. He also serves as executive advisor to Beecken Petty O'Keefe & Company, a Chicago-based private equity management firm. Prior to joining Health Insurance Innovations, Mr. McNamee served as executive vice president and chief operating officer of Express Scripts Holding Company, a pharmacy benefit management company until March 2014. He joined Express Scripts in 2005 as senior vice president and chief information officer, expanding his role to executive vice president-chief operating officer in 2007. Prior to joining Express Scripts, Mr. McNamee worked for Misys Healthcare Systems, a healthcare technology company, as president and chief executive officer, Physician Systems, from September 2003 to February 2005. Mr. McNamee was employed by various subsidiaries of General Electric Corporation from July 1989 to September 2003, including as president and chief executive officer, GE Surgery, GE Medical Systems, from July 2002 to September 2003; chief information officer and chief quality officer, NBC, from March 2001 to July 2002; and chief information officer and general manager of e-Business, GE Transportation Systems, from March 1999 to March 2001; chief information officer, GE Power Plants, from March 1997 to March 1999; and global product manager, radiology information systems, GE Medical, from 1993 through 1997. He currently serves on the board of directors of Health Insurance Innovations and Valitàs Health Services, Inc. He holds a bachelor's degree in biomedical engineering and a master's degree in electrical engineering from Marquette University.

Director Qualifications: Mr. McNamee brings to the board strategic and operational expertise with a unique combination of business savvy, service and product development, information technology leadership, and distribution experience across a variety of industries.

 HDS Notice of Annual Meeting and 2016 Proxy Statement - Page 16

OUR BOARD OF DIRECTORS (continued)

Charles W. Peffer, Retired Partner of KPMG LLP	Age 68	Class III — term expiring at 2016 annual meeting Committees: Audit (Chair)	Director since 2013

Mr. Peffer retired as a partner of KPMG LLP in 2002 after 32 years with KPMG in its Kansas City office. He served as partner in charge of audit from 1986 to 1993, with overall responsibility for audits of financial statements from 1979 to 2002. He was managing partner of the Kansas City office from 1993 to 2000. He currently serves as the audit committee chairman on the board of directors of Garmin Ltd., Sensata Technologies Holding N.V., NPC International, and the Commerce Funds, a family of eight mutual funds. Mr. Peffer holds a bachelor's degree in business administration from the University of Kansas and a master's degree in business administration from Northwestern University.

Director Qualifications: Mr. Peffer brings to the board extensive practical and management experience in public accounting and corporate finance, including significant experience with KPMG and its predecessor firms dealing with generally accepted accounting principles, auditing standards, internal controls, preparation of financial statements, financial reporting rules and evaluating financial results, and financial reporting processes of large companies. Mr. Peffer also brings leadership expertise through his directorship roles in other public companies, including service on audit committees.
Continuing Directors:

Kathleen J. Affeldt, Retired, Former Vice President, Human Resources, Lexmark International	Age 67	Class I — term expiring at 2017 annual meeting Committees: Compensation (Chair)	Director since 2014

Ms. Affeldt began her career at IBM in 1969, specializing in sales of supply chain systems. She later held a number of human resources management positions at IBM and joined Lexmark as a director of human resources in 1991 when it was formed as a result of a buy-out from IBM. Ms. Affeldt previously served on the board, and as chair of the compensation committee, of SIRVA, Inc. from August 2002 to May 2007 and Sally Beauty Holdings, Inc. from November 2006 to November 2013. She also served on the board of Whole Health, Inc. from 2004 to 2006. Ms. Affeldt currently serves on the board, and as chair of the compensation committee, of NCI Building Systems, Inc. since November 2009, and of BTE Technologies, Inc. since May 2004. Ms. Affeldt holds a bachelor's degree in business administration from State University of New York and Hunter College. She has also participated in numerous technical and leadership development programs, as well as the executive education program at Williams College.

Director Qualifications: Ms. Affeldt's leadership and expertise in the human resources field, coupled with her operations history, strong business acumen, and public company experience, provides valuable insight to the board.

John W. Alden, Retired; Former Vice Chairman, UPS	Age 74	Class I — term expiring at 2017 annual meeting Committees: Compensation	Director since 2014

Mr. Alden served with United Parcel Service, Inc. ("UPS"), serving on UPS's board of directors from 1988 to 2000. His most recent role at UPS was as vice chairman of the board from 1996 until his retirement in 2000. Mr. Alden is also a director of the following public companies: Silgan Holdings Inc. since 2001, and Arkansas Best Corporation since 2005. He also served as director of Barnes Group Inc. from 2000 to 2014 and Dun and Bradstreet Corporation from 2002 through 2014. Mr. Alden majored in history while attending Boston University.

Director Qualifications: Mr. Alden brings to the board extensive experience in strategic planning, worldwide marketing, sales, communications, public relations and logistics. He provides valuable insight to the board from the experience gained during his lengthy tenure on the board of UPS and as a director of other public companies.

 HDS Notice of Annual Meeting and 2016 Proxy Statement - Page 17

OUR BOARD OF DIRECTORS (continued)

Betsy S. Atkins, Chairperson, APX Labs, LLC	Age 62	Class II — term expiring at 2018 Annual Meeting Committees: Compensation; N&CG (Chair)	Director since 2013

Ms. Atkins currently serves as chairperson of APX Labs, LLC, a Google Glass/Smart Glass enterprise software company. She served as president and chief executive officer of Baja Ventures, an independent venture capital firm focused on the technology, renewable energy, and life sciences industry, from 1991 through 2008. From 2008 through 2009, Ms. Atkins served as chief executive officer and chairperson of Clear Standards, Inc., which developed SaaS enterprise level software monitoring carbon emissions, prior to its sale to SAP AG. She previously served as chairperson and chief executive officer of NCI, Inc., a food manufacturer creating Nutraceutical and Functional Food products, from 1991 through 1993. Ms. Atkins co-founded Ascend Communications, a manufacturer of communications equipment, in 1989, where she was also a member of the board of directors until its acquisition by Lucent Technologies in 1999. Ms. Atkins currently serves on the board of directors of Polycom, Inc., Schneider Electric, SA and SL Green Realty Corp. She has extensive public board experience, including most recently, Darden Restaurants, Inc. (2014-2015), Ciber, Inc. (2014), Wix.com Ltd. (2013-2014), Reynolds American, Inc. (2004-2010); Chico's FAS, Inc. (2004-2013); SunPower Corporation (2005-2012) and Towers Watson & Co. (2010). She holds a bachelor's degree from the University of Massachusetts.

Director Qualifications: Ms. Atkins has significant entrepreneurial, senior management, and operational experience, with deep technology expertise in cyber, mobile, social, and big data analytics. She also brings to the board extensive knowledge in the areas of executive compensation and corporate governance.

Peter A. Leav, President & CEO, Polycom, Inc.	Age 45	Class I — term expiring at 2017 annual meeting Committees: Audit; N&CG	Director since 2014

Mr. Leav is president and chief executive officer of Polycom, Inc. Prior to joining Polycom in 2013, Mr. Leav served as executive vice president and president, industry and field operations of NCR Corporation, a global technology company, from June 2012 to November 2013, as executive vice president, Global Sales, Professional Services and Consumables of NCR from November 2011 to June 2012, and as senior vice president, Worldwide Sales of NCR from January 2009 to October 2011. Prior to joining NCR, he served as corporate vice president and general manager of Motorola, Inc., a provider of mobility products and solutions across broadband and wireless networks, from November 2008 to January 2009, as vice president and general manager from December 2007 to November 2008, and as vice president of sales from December 2006 to December 2007. From November 2004 to December 2006, Mr. Leav was director of sales for Symbol Technologies, Inc., an information technology company. Prior to this position, Mr. Leav was regional sales manager at Cisco Systems, Inc., a manufacturer of communications and information technology networking products, from July 2000 to November 2004. Mr. Leav has served as a member of Polycom's board of directors since 2013. He holds a bachelor's degree from Lehigh University.

Director Qualifications: Mr. Leav brings significant experience leading a global organization, as well as a strong background in operations, general management, sales, communications, and technology services that provides valuable insight to the board.

James A. Rubright, Principal, Carroll Organization	Age 69	Class II — term expiring at 2018 Annual Meeting Independent Lead Director Committees: N&CG	Director since 2014

Mr. Rubright has served as a principal and senior advisor to the Carroll Organization since May 2015, a privately-held owner and operator of multifamily real estate. He served as chief executive officer of Rock-Tenn Co. from 1999 until his retirement in October 2013, and served as an executive officer of Sonat, Inc. from 1994 to 1999 in various capacities, including head of Sonat's interstate natural gas pipeline group and energy marketing businesses. Prior to 1994, he was a partner in the law firm of King & Spalding LLP. Mr. Rubright has served as a member of the board of directors of AGL Resources, Inc., an energy services holding company, since 2001, and Forestar Group, Inc., a real estate and natural resources company, since 2007. He previously served as a member of the board of directors of Avondale, Incorporated, the parent company of Avondale Mills, Inc., from 2003 to 2008, and as chairman of Rock-Tenn's board from 2000 until his retirement in October 2013. He holds a bachelor of arts degree from Yale College and a juris doctor degree from the University of Virginia Law School.

Director Qualifications: Mr. Rubright has significant experience in public company management and board leadership, and a deep understanding of operations, strategy, and risk management that provides valuable insight to our board.

 HDS Notice of Annual Meeting and 2016 Proxy Statement - Page 18

GOVERNANCE OF OUR COMPANY

          The following sections provide an overview of our corporate governance structure and processes. Among other topics, we describe how we select directors, how we consider the independence of our directors, and key aspects of our board operations.

Selecting Nominees for Director

          Our board has delegated to the Nominating and Corporate Governance Committee the responsibility for reviewing and recommending to the board nominees for director. In accordance with our Corporate Governance Guidelines, and on recommendation of the Nominating and Corporate Governance Committee, our board of directors has adopted criteria for the selection of new directors based on the strategic needs of the Company and the board. The Nominating and Corporate Governance Committee will periodically review the criteria adopted by the board and, if deemed desirable, recommend changes to the criteria.

          Pursuant to the criteria adopted by our board of directors, the board seeks members from diverse professional backgrounds who combine a broad spectrum of experience and expertise with a reputation for integrity. Individuals are considered for nomination to the board based on their business and professional experience, judgment, oversight roles held, age, skills and background. The board also considers the candidate's availability, absence of conflicts, and any applicable independence or experience requirements. The Nominating and Corporate Governance Committee considers diversity in identifying nominees for director, including personal characteristics such as race and gender, as well as diversity in experience and skills relevant to the board's performance of its responsibilities in the oversight of the business. For each of the nominees to the board, the biographies shown above highlight the experiences and qualifications that were among the most important to the Nominating and Corporate Governance Committee in concluding that the nominee should serve as a director of the Company.

          The Nominating and Corporate Governance Committee is responsible for recommending to the board nominees for election to the board at each annual meeting of stockholders and for identifying one or more candidates to fill any vacancies that may occur on the board. New candidates may be identified through recommendations from independent directors or members of management, search firms, discussions with other persons who may know of suitable candidates to serve on the board, and stockholder recommendations. Evaluations of prospective candidates typically include a review of the candidate's background and qualifications by the Nominating and Corporate Governance Committee, interviews with the committee as a whole, one or more members of the committee, or one or more other board members, and discussions of the committee and the full board. The committee then recommends candidates to the full board, with the full board selecting the candidates to be nominated for election by the stockholders or to be elected by the board to fill a vacancy.

          In accordance with the board's majority voting policy, the board will consider as candidates for nomination for election or re-election to the board, or to fill vacancies and new directorships on the board, only those individuals who agree to tender, promptly following their election, re-election or appointment, an irrevocable resignation that will be effective upon (i) the occurrence of the nominee receiving a greater number of votes "withheld" from his or her election to the board than votes "for" his or her election and (ii) acceptance of the tendered resignation by the board (see "Majority Voting Policy — Director Nominees" on pages 2-3 for details regarding the board's majority voting policy).

 HDS Notice of Annual Meeting and 2016 Proxy Statement - Page 19

GOVERNANCE OF OUR COMPANY (continued)

          The Nominating and Corporate Governance Committee will consider director candidates proposed by stockholders on the same basis as recommendations from other sources. Any stockholder who wishes to recommend a prospective candidate for the board of directors for consideration by the Nominating and Corporate Governance Committee may do so by submitting the name and qualifications of the prospective candidate in writing to the following address: Dan S. McDevitt, General Counsel and Corporate Secretary, HD Supply Holdings, Inc., 3100 Cumberland Boulevard, Atlanta, Georgia 30339. Any such submission should also describe the experience, qualifications, attributes and skills that make the prospective candidate a suitable nominee for the board of directors. Our Bylaws set forth the requirements for direct nomination by a stockholder of persons for election to the board of directors. These requirements are described under "Other Information for Stockholders" at the end of this proxy statement.

Director Independence

          The board reviewed director independence during fiscal 2015 and considered whether there were any relationships between each director or any member of his or her immediate family and the Company. The board also examined whether there were any relationships between an organization of which a director is a partner, stockholder or executive officer and the Company. The purpose of this review was to determine whether any such relationships were inconsistent with a determination that a director is independent. No director is deemed independent unless the board has made an affirmative determination that such director has no relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. When conducting its analysis, the board specifically considered all transactions discussed in "Related Party Transactions" on pages 26-29 of this proxy statement. As a result of this review, the board affirmatively determined that all of its current non-employee directors are independent, and all current directors serving on the standing committees of the board satisfy the independence requirements of the NASDAQ and the U.S. Securities and Exchange Commission (the "SEC") relating to directors and Audit, Compensation and Nominating and Corporate Governance Committee members. James G. Berges, who served as Lead Director and as a member of the Nominating and Corporate Governance and Corporate Development and Finance Committees until his resignation on November 20, 2015, was also determined to be an independent director. The board previously determined Paul B. Edgerley, who served on the Nominating and Corporate Governance and Corporate Development and Finance Committees until his resignation on August 14, 2015, to be an independent director.

Executive Sessions of our Non-Management Directors

          The chairman of the board, or the independent lead director if the chairman is not independent, and the full board separately, have authority to require the board to meet in executive sessions outside the presence of management. The independent directors meet at regularly scheduled executive sessions without management at least twice per year. In the absence of an independent chairman, the independent lead director will act as chair at such meetings, and if no lead director has been appointed or if the lead director also is not present, the Nominating and Corporate Governance Committee chairperson shall preside over executive sessions and other meetings of the independent directors. The independent directors met in executive session outside the presence of management three times during fiscal 2015.

 HDS Notice of Annual Meeting and 2016 Proxy Statement - Page 20

GOVERNANCE OF OUR COMPANY (continued)

Board Leadership Structure

          As noted in our Corporate Governance Guidelines, the board has no policy with respect to the separation of the offices of chairman of the board and chief executive officer. The board believes that it is important to retain its flexibility to allocate the responsibilities of the offices of the chairman and chief executive officer in any way that is in the best interests of the Company at a given point in time. As part of its annual self-evaluation process, the board evaluates whether the board leadership structure provides the optimal structure for the Company.

          Currently, our chief executive officer, Joseph J. DeAngelo, serves as chairman of the board, and James A. Rubright serves as the independent lead director of the board. Our board believes that having a combined chairman/chief executive officer, independent members and chairs for each of our board committees, and an independent lead director currently provides the best board leadership structure for the Company. This structure, together with our other corporate governance practices, provides strong independent oversight of management while ensuring clear strategic alignment throughout the Company. Our lead director is an independent non-employee director who is appointed by the independent directors of the board.

          Our board appointed Mr. DeAngelo to serve as chairman of the board based on the leadership qualities, management capability, knowledge of the business and industry, and long-term, strategic perspective he has demonstrated as our chief executive officer. The independent directors unanimously supported appointment of Mr. Rubright as our independent lead director. They believe Mr. Rubright possesses the characteristics and qualities critical for an independent lead director. As a former chairman and chief executive officer of a public company, Mr. Rubright has the qualities and experience desired for an independent lead director — high personal integrity, significant experience in public company management and board leadership, and a deep understanding of operations, strategy, and risk management that provide valuable insight to our board.

          In implementing our board's current leadership structure, the board amended our Corporate Governance Guidelines to require the chairman either to be independent or, if not, to be complemented by an independent lead director. A critical element for our board in supporting the current board leadership structure is the simultaneous adoption of robust and transparent duties for the independent lead director. These duties help facilitate our board's independent, objective, effective and efficient oversight of our Company. Our board believes that an executive chairman working with an independent lead director who has strong, well-defined duties gives our board a strong leadership and corporate governance structure that best serves the needs of the Company today. The respective roles and responsibilities of the chairman of the board and independent lead director are set forth in the Company's Corporate Governance Guidelines, available on the corporate governance section of our investor relations website at http://ir.hdsupply.com/governance.cfm.

Board's Role in Risk Oversight

          Our board is responsible for overseeing our risk management. Under its charter, the Audit Committee is responsible for reviewing and discussing the Company's risk management practices, including the effectiveness of the systems and policies for risk assessment and risk management, the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, any unusual material transactions and management, internal auditor and independent auditor reviews of the Company's Foreign Corrupt Practices Act policies, procedures and monitoring.

 HDS Notice of Annual Meeting and 2016 Proxy Statement - Page 21

GOVERNANCE OF OUR COMPANY (continued)

The Audit Committee also oversees our corporate compliance and ethics programs, as well as the internal audit function. The board's other committees oversee risks associated with their respective areas of responsibility. For example, the Compensation Committee oversees the potential risks associated with our compensation policies and practices.

          In addition to the committees' work in overseeing risk management, our full board regularly engages in discussions of the most significant risks that the Company is facing and how these risks are being managed. The board also receives reports on risk management from senior officers of the Company and from the committee chairs. The board reviews periodic assessments from the Company's ongoing enterprise risk management process that are designed to identify potential events that may affect the achievement of the Company's objectives.

          The Company's general counsel reports directly to our chief executive officer, providing him with visibility into the Company's risk profile. The Company's internal audit staff regularly reports to the Audit Committee, and our general counsel and our vice president, Internal Audit, have regularly scheduled private sessions with the Audit Committee. The board of directors believes that the work undertaken by the committees of the board, together with the work of the full board of directors and our chief executive officer, enables the board of directors to oversee effectively the Company's risk management function.

Corporate Governance Guidelines, Committee Charters, and Codes of Business Conduct and Ethics

          Our Corporate Governance Guidelines are available on the corporate governance section of our investor relations website at http://ir.hdsupply.com/governance.cfm. The charters for each of the Audit, Compensation, and Nominating and Corporate Governance Committees are also available on our investor relations website.

          We have a long-standing commitment to conduct our business in accordance with the highest ethical principles. Our Code of Business Conduct and Ethics is applicable to all the representatives of our enterprise, including our executive officers and all other employees and agents of our Company and our subsidiary companies, as well as to our directors. A copy of our code is available on the corporate governance section of our investor relations website.

          Our Code of Ethics for Senior Executive and Financial Officers, also available on our investor relations website, applies to our chief executive officer, chief financial officer, chief accounting officer, and any other senior executive or financial officer performing similar functions. Under this code of ethics, our executives are required, among other things, to act with honesty and integrity, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; to provide full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with, or submits to, the SEC, and in other public communications made by the Company; to comply with applicable laws, governmental rules and regulations, including insider trading laws; and to promote the prompt internal reporting of potential violations or other concerns related to the code of ethics to the chair of the Audit Committee. Under this code of ethics our associates are encouraged to talk to supervisors, managers, or other appropriate personnel when in doubt about the best course of action in a particular situation. Any violation will be subject to appropriate discipline, up to and including dismissal from the Company or prosecution under the law.

 HDS Notice of Annual Meeting and 2016 Proxy Statement - Page 22

GOVERNANCE OF OUR COMPANY (continued)

          We have also adopted a policy providing procedures by which our in-house and outside attorneys are to report material violations of applicable U.S. federal or state laws, or a material breach of a fiduciary duty, as required by SEC rules.

Committees of the Board of Directors

          Our board of directors has three committees: the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance ("N&CG") Committee. The Executive Committee was dissolved, and replaced by the Corporate Development and Finance ("CD&F") Committee, on March 12, 2015. The CD&F Committee was dissolved on November 20, 2015. Each current board committee has adopted a charter, available on the corporate governance section of our investor relations website at http://ir.hdsupply.com/governance.cfm.

          The following table shows the current members of each committee and the number of meetings held during fiscal 2015. Mr. DeAngelo is chairman of the board but does not serve on any board committee.

Director	Board		Audit		Compensation		N&CG		Executive (dissolved 03-12-2015)	CD&F (dissolved 11-20-2015)

Kathleen J. Affeldt	✓				✓	*
John W. Alden	✓				✓
Betsy S. Atkins	✓				✓		✓	*
Joseph J. DeAngelo	✓	*
Peter A. Leav	✓		✓				✓
Patrick R. McNamee	✓		✓		✓
Charles W. Peffer	✓		✓	*
James A. Rubright	✓	**					✓			✓	*

Number of Meetings	6		8		4		4		0	4

✓ = current board/committee member; * = chair; **independent lead director

          Audit Committee.    The Audit Committee has oversight responsibility for, among other things, assisting the board of directors in reviewing our financial reporting and other internal control processes, our financial statements, the independent auditors' qualifications and independence, the performance of our internal audit function and independent auditors, and our compliance with legal and regulatory requirements and our code of business conduct and ethics.

          During fiscal 2015, the Audit Committee held eight meetings. Each member of our Audit Committee meets the independence requirements of the NASDAQ and the SEC, and each is financially literate. Our board has determined that Charles W. Peffer is an audit committee financial expert as defined by the SEC.

          Compensation Committee.    The Compensation Committee has oversight responsibility for, among other things, executive succession planning, the compensation of our executive officers and directors, approving equity grants and other incentive arrangements, and authorizing employment-related agreements for our executive officers.

          During fiscal 2015, the Compensation Committee held four meetings. All directors serving on the Compensation Committee meet the NASDAQ independence requirements, the "non-employee director" requirements of SEC Rule 16b-3, and are outside directors under Section 162(m) of the Internal Revenue Code. For additional information about the Compensation Committee's processes

 HDS Notice of Annual Meeting and 2016 Proxy Statement - Page 23

GOVERNANCE OF OUR COMPANY (continued)

and the role of executive officers and compensation consultants in determining compensation, see "Compensation Discussion and Analysis" on page 35.

          Nominating and Corporate Governance Committee.    The Nominating and Corporate Governance Committee has the responsibility for identifying and recommending candidates for election to our board of directors, reviewing the composition of the board of directors and its committees, developing and recommending to the board of directors corporate governance guidelines that are applicable to us, and overseeing board of director evaluations.

          During fiscal 2015, the Nominating and Corporate Governance Committee held four meetings. All directors serving on the Nominating and Corporate Governance Committee meet the NASDAQ independence requirements for nominating and corporate governance committees.

          Executive Committee.    The Executive Committee was established to meet between meetings of the board of directors, as needed, and had the power to exercise all the powers and authority of the board of directors with respect to matters delegated to the Committee by the board of directors, except for the limitations under Section 144(c) of the General Corporation Law of the State of Delaware and any applicable limitations under the Company's organizational documents. The Executive Committee held no meetings during fiscal 2015. The Executive Committee was dissolved on March 12, 2015.

          Corporate Development and Finance Committee.    The Corporate Development and Finance Committee was formed on March 12, 2015. The Committee was formed to assist the board in discharging its oversight responsibilities of the Company's financial management and strategic planning, including investment and transactional responsibilities. The Corporate Development and Finance Committee was dissolved on November 20, 2015.

Compensation Committee Interlocks and Insider Participation

          Kathleen J. Affeldt, John W. Alden, Betsy S. Atkins and Patrick R. McNamee were members of the Compensation Committee of our board of directors during fiscal 2015. None of these directors is an employee or former employee of the Company.

          None of our executive officers serves as a member of a board of directors or compensation committee of any entity that has one or more executive officers who serve on our board of directors or Compensation Committee.

Compensation Practices and Risk Management

          During fiscal 2015, management and the Compensation Committee conducted a comprehensive assessment and evaluation of the potential risks associated with our compensation policies and practices with respect to both executive compensation and compensation generally. Based on our approach of compensating our associates for the financial success of the Company as a whole and other elements of our compensation program, we concluded that our compensation policies and practices do not encourage undue risk-taking and do not create any risk that is reasonably likely to have a material adverse effect on the Company.

 HDS Notice of Annual Meeting and 2016 Proxy Statement - Page 24

GOVERNANCE OF OUR COMPANY (continued)

          We believe that our compensation practices provide a balanced mix of cash and equity, annual and longer-term incentives, and performance metrics that mitigate excessive risk-taking that could diminish our value.

    •
    The financial metrics used to determine the amount of an executive's annual cash bonus are measures that the Compensation Committee believes drive business profitability and reward our executives for incremental annual improvements in working capital while continuing to grow EBITDA. The Committee sets ranges for these measures intended to encourage success without encouraging excessive risk taking to achieve short-term results. In addition, the overall bonus cannot exceed two times the target amount no matter how much actual financial performance exceeds the ranges anticipated and established at the beginning of the year.

    •
    Vesting our annual equity awards over a minimum of four years ensures that our executives' interests align with those of our stockholders over the long term.

    •
    Incentive awards, including stock-based compensation, to our executive officers are subject to clawback pursuant to the Company's clawback policy.

    •
    All executive officers are subject to stock ownership guidelines.

Meetings of the Board of Directors and Attendance at the Annual Meeting

          Our board of directors held six meetings during fiscal 2015. Each of our directors, other than Mr. McNamee, attended 100% of the total number of meetings of the board and any committees of which he or she was a member. Mr. McNamee missed one special board meeting during fiscal 2015 due to a schedule conflict. Directors are encouraged to attend our annual meetings and eight of the ten individuals who were directors at the time attended the 2015 annual meeting.

Succession Planning and Management Development

          We are focused on talent development at all levels within our organization. Among the Compensation Committee's key responsibilities is the responsibility to ensure that management establishes and the committee oversees an effective executive succession plan. The board regularly reviews the succession plans that support our overall business strategy, with a focus on key positions at the senior officer level. The board recognizes that succession planning and talent management are closely connected to risk management. Potential leaders are given exposure and visibility to board members through formal presentations and informal events. More broadly, the board is regularly updated on key talent indicators for the overall workforce, including through diversity, recruiting and development programs.

Policies and Procedures for Related Person Transactions

          We have adopted a related person transactions policy under which related persons, namely our executives, directors, and principal stockholders, and each of their immediate family members, are not permitted to enter into certain transactions, or materially modify or amend an ongoing transaction, with the Company in an amount exceeding $120,000, without the consent of our Audit Committee or a designated member of the Audit Committee. Any request for us to enter into or materially modify or

 HDS Notice of Annual Meeting and 2016 Proxy Statement - Page 25

GOVERNANCE OF OUR COMPANY (continued)

amend such transactions is required to be presented to our Audit Committee for review, consideration, and approval. All of our directors and executive officers are required to report to our Audit Committee any such related person transaction. In approving or rejecting the proposed transaction, our Audit Committee will take into account, among other factors it deems appropriate, whether the proposed related person transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, the extent of the related person's interest in the transaction, and, if applicable, the impact on a director's independence. Under the policy, if we should discover related person transactions that have not been approved, our Audit Committee will be notified and will determine the appropriate action, including ratification, rescission, or amendment of the transaction.

Related Person Transactions

Stockholders agreement and stockholder arrangements

          On August 30, 2007, investment funds associated with Clayton, Dubilier & Rice, LLC ("CD&R"), The Carlyle Group ("Carlyle") and Bain Capital Partners, LLC ("Bain") (together, the "Equity Sponsors") entered into a stock purchase agreement with The Home Depot, Inc. ("Home Depot") pursuant to which Home Depot agreed to sell to the Company or to a wholly owned subsidiary of the Company certain intellectual property and all of the outstanding common stock of HD Supply, Inc., our primary operating company and a wholly-owned subsidiary of the Company ("HDS") and a Canadian subsidiary, CND Holdings, Inc. On August 30, 2007, through a series of transactions, the Company's direct wholly-owned subsidiary, HDS Holding Corporation, acquired direct control of HDS and the Canadian subsidiary, CND Holdings, Inc. In connection with the closing of these transactions (the "2007 Transaction"), the Company, the Equity Sponsors and their affiliates and certain other stockholders of the Company entered into a stockholders agreement (as amended, the "Stockholders Agreement") that contained, among other things, provisions relating to our governance, the disposition of our common stock by the parties thereto and certain approval rights, including the right to remove or terminate our chief executive officer and approve any replacement chief executive officer.

          Following the completion of the Company's initial public offering on July 2, 2013, the Equity Sponsors, as a group, continued to hold more than 50% of the Company's common stock, and Home Depot held less than 10% of the Company's common stock. Upon completion of secondary public offerings by certain of the Company's stockholders on (i) May 7, 2014, including the sale of additional shares to the underwriters pursuant to their option to purchase additional shares on June 4, 2014, and (ii) September 17, 2014, the Equity Sponsors, as a group, held approximately 32% of the Company's common stock and the Company ceased to be a controlled company. On December 16, 2014, Carlyle and CD&R sold their remaining shares of the Company's common stock and ceased to have rights under the Stockholders Agreement. On July 28, 2015, Bain sold its remaining shares of the Company's common stock and ceased to have rights under the Stockholders Agreement. Home Depot also sold its remaining shares of the Company's common stock on July 28, 2015. As a result, neither Home Depot nor any of the Equity Sponsors has any remaining ownership interest in the Company or rights under the Stockholders Agreement.

 HDS Notice of Annual Meeting and 2016 Proxy Statement - Page 26

GOVERNANCE OF OUR COMPANY (continued)

Registration Rights Agreement

          During a portion of fiscal 2015, we were a party to an amended and restated registration rights agreement (as amended, the "Registration Rights Agreement") with certain of our stockholders, including Bain. The Registration Rights Agreement granted to Bain the right to cause us, at our own expense, to use our reasonable best efforts to register securities held by Bain for public resale, subject to certain limitations. In the event we registered any of our common stock, certain of our stockholders, including Bain, also had the right to require us to use our reasonable best efforts to include in such registration statement shares of our common stock held by them, subject to certain limitations, including as determined by the underwriters. The Registration Rights Agreement also provided for us to indemnify certain of our stockholders and their affiliates in connection with the registration of our common stock. The Registration Rights Agreement terminated when Bain sold its remaining shares of the Company's common stock on July 28, 2015.

Indemnification agreements

          In connection with the 2007 Transaction, we entered into indemnification agreements among HDS and the Equity Sponsors under which, following the completion of the 2007 Transaction, we agreed to indemnify the Equity Sponsors, their respective managers, administrative members, and the administrative members or general partners of any other investment vehicle that is our stockholder and is managed by such manager or its affiliates and their respective successors and assigns, and the respective directors, officers, stockholders, partners, members, employees, agents, advisors, consultants, representatives and controlling persons of each of them, or of their partners, stockholders or members in their capacity as such, against certain liabilities arising out of performance of the 2007 Transaction, the performance of consulting agreements that were terminated in fiscal 2013, securities offerings by us and certain other claims and liabilities. We also entered into a similar indemnification agreement with Home Depot providing for indemnification of Home Depot, its affiliates, directors, officers, stockholders, partners, members, employees, agents, representatives and controlling persons against certain liabilities arising from securities offerings by us.

          We have also entered into an indemnification agreement with each of our directors. The indemnification agreements provide our directors with contractual rights to the indemnification and expense advancement rights provided under our Bylaws, as well as contractual rights to additional indemnification as provided in the indemnification agreement.

Tax sharing arrangements

          In connection with the 2007 Transaction, Home Depot agreed to be responsible for and pay any taxes that were reportable in a tax return that included Home Depot or any subsidiary of Home Depot and also included HDS or any of its subsidiaries, except for taxes relating to a period before HDS or its subsidiary was acquired, directly or indirectly, by Home Depot. The Internal Revenue Service disallowed certain deductions claimed by us and issued a formal Revenue Agent's Report challenging certain of the cash refunds resulting from our carryback of NOLs to taxable years during which we were a member of Home Depot's U.S. federal consolidated tax group. The carryback of the NOLs was made in accordance with (and subject to the terms of) a tax cooperation agreement between the Company and Home Depot. Pursuant to the tax cooperation agreement, if the IRS were ultimately successful with respect to the proposed adjustments, we would be required to reimburse Home Depot an amount equal to the disallowed refunds plus related interest.

 HDS Notice of Annual Meeting and 2016 Proxy Statement - Page 27

GOVERNANCE OF OUR COMPANY (continued)

          In July 2014, the Company reached a tentative settlement ("Tentative Settlement") for approximately $27 million with the IRS Office of Appeals on the outstanding Revenue Agent's Report. The Tentative Settlement and the carryback claims were subject to review by the Joint Committee on Taxation ("JCT"), which is required to review refunds in excess of $2 million. The Tentative Settlement would not become effective, nor the carryback claims finalized, until the JCT reviews them without objection or the IRS Office of Appeals executes such settlement, whichever comes first. On February 19, 2015, the Company received notification that the Tentative Settlement was approved by the JCT. As a result of the approval and finalization of the Tentative Settlement by the JCT, the tax years ending February 3, 2008 and February 1, 2009 are settled and closed to any further adjustments.

          For additional information with respect to the tax sharing arrangements, see Item 8, Financial Statements and Supplementary Data, Note 13, Commitments and Contingencies, to the Company's audited consolidated financial statements included in the Company's Annual report on Form 10-K for the fiscal year ended January 31, 2016.

Agreements with Home Depot

          Certain guarantees, surety bonds and letters of credit that Home Depot and/or its affiliates (other than HDS, HD Supply Canada, Inc. and their respective affiliates) entered into prior to the closing of the 2007 Transaction relate to our and our subsidiaries' obligations to landlords, customers and suppliers, and remained in place immediately after the closing of the 2007 Transaction. The Company agreed in the purchase and sale agreement to fully indemnify Home Depot and its affiliates from any losses that arise out of these obligations. The Company also agreed to use its reasonable best efforts to cause itself and/or HDS to be substituted for Home Depot and/or its affiliates and to have Home Depot and its affiliates released in respect of certain such obligations.

Transactions with Other Related Parties

          In connection with our business, we procure products from thousands of suppliers, some of which may be affiliated with Bain. We estimate that we purchased product from affiliates of Bain for approximately $8.1 million in fiscal 2015. These transactions were conducted in the ordinary course of business on an arm's-length basis on terms and at prices management believes an unrelated third party would pay.

          In May 2015, James A. Rubright, our independent lead director, acquired a 24.5% interest in MPC Partnership Holdings, LLC (d/b/a Carroll Organization), which is the managing member of, and owns a minority interest in, affiliated apartment community owners. The Company had a preexisting relationship with the Carroll Organization pursuant to which its affiliated apartment community owners purchased products from the Company. On a consolidated basis, the Carroll Organization's affiliated apartment community owners purchased products from the Company of $3.67 million in fiscal 2015, $3 million in fiscal 2014, and $1.2 million in fiscal 2013. These transactions were conducted in the ordinary course of business on an arm's-length basis on terms and at prices management believes an unrelated third party would pay.

          Gail T. DeAngelo, who is the sister of our chief executive officer, has been a senior business manager for the Company since January 2008. During fiscal 2015, Ms. DeAngelo received an aggregate of $147,742 in base and bonus compensation. She also receives customary employee benefits. As a

 HDS Notice of Annual Meeting and 2016 Proxy Statement - Page 28

GOVERNANCE OF OUR COMPANY (continued)

senior manager, Ms. DeAngelo is not eligible to participate in our equity compensation plans. Her compensation is within the established range paid to our senior managers.

Communicating with our Board of Directors

          Any stockholder or interested party who wishes to communicate directly with our board of directors, or with any individual director of our board of directors, may do so by writing to Dan S. McDevitt, General Counsel and Corporate Secretary, HD Supply Holdings, Inc., 3100 Cumberland Boulevard, Atlanta, Georgia 30339 or by email at boardcommunications@hdsupply.com. Please specify to whom your letter should be directed. Once the communication is received and reviewed by the Corporate Secretary, it will be promptly forwarded to the addressee, as appropriate. Communications that are not related to the duties and responsibilities of the board, including advertisements, junk mail and mass mailings, solicitations for business, routine customer service complaints, new product or service suggestions, opinion survey pools, requests for employment, requests for contributions, or other inappropriate material will not be forwarded to our directors. Any communication alleging legal, ethical, or compliance issues by management or any other matter deemed by the General Counsel and Corporate Secretary to be potentially material to the Company will be promptly forwarded to the chairman of the Audit Committee.

Policy Regarding Certain Transactions in Company Securities

          We prohibit our directors, officers and employees from engaging in short sales of the Company's securities, and prohibit transactions in puts, calls or other derivative securities with respect to Company securities. We strongly discourage, but do not prohibit, our directors, officers and employees from engaging in short-term trading of Company securities or from hedging their ownership of Company stock. Any such transaction must be pre-cleared with our general counsel and, to date, no transactions of that kind have been approved.

 HDS Notice of Annual Meeting and 2016 Proxy Statement - Page 29

OWNERSHIP OF SECURITIES

Securities Ownership of Certain Beneficial Owners and Management

          The following tables set forth information as of March 21, 2016 with respect to the beneficial ownership of our common stock by (i) each person known to own beneficially more than five percent of our common stock; (ii) each director; (iii) each of the named executive officers; and (iv) all directors and executive officers as a group. We are not aware of any pledges of our common stock which may at a subsequent date result in a change in control of the Company.

          The amounts and percentages of shares beneficially owned are reported on the basis of SEC rules and regulations governing the determination of beneficial ownership of securities. Under those rules and regulations, a person is deemed to be a "beneficial owner" of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days of the determination date, which in the case of the following table is March 21, 2016. Securities that can be so acquired are deemed to be outstanding for purposes of computing such person's ownership percentage, but not for purposes of computing any other person's percentage. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.

          The percentage of beneficial ownership is based on 200,610,355 shares of our common stock outstanding as of March 21, 2016.

          Except as otherwise indicated in the footnotes to this table, each of the beneficial owners listed has, to our knowledge, sole voting and investment power with respect to the indicated shares of common stock.

          The following table sets forth information with respect to any person known to us to be the beneficial owner of more than five percent of our common stock, based on information in Schedule 13Gs filed with the SEC and Company records:

Name	Number of Shares Beneficially Owned	Percent

FMR LLC(1)	20,819,169	10.38%
The VanGuard Group Inc.(2)	13,368,000	6.66%

(1)
FMR LLC ("FMR"), a parent holding company, beneficially owns, and has sole voting and disposition power, with respect to the shares owned by FMR. It has sole power to vote or direct to vote 512,885 shares and sole power to dispose of or to direct the disposition of 20,819,169 shares. Abigail P. Johnson is a director, the vice chairman, the chief executive officer and the president of FMR. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR. The Johnson family group and all Series B shareholders have entered into a shareholders' voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership or voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to

 HDS Notice of Annual Meeting and 2016 Proxy Statement - Page 30

OWNERSHIP OF SECURITIES (continued)

  form a controlling group with respect to FMR. The address of FMR is 245 Summer Street, Boston, Massachusetts 02210.

(2)
The VanGuard Group, Inc. ("VanGuard"), in its capacity as investment adviser, beneficially owns 13,368,000 shares. It has sole power to vote or direct to vote 133,204 shares, shared power to vote 16,100 shares, sole power to dispose of or to direct the disposition of 13,230,696 shares and shared power to dispose or to direct the disposition of 137,304 shares. Vanguard Fiduciary Trust Company, a VanGuard wholly-owned subsidiary, is the beneficial owner of 121,204 shares (.06%) as a result of its serving as investment manager of collective trust accounts. Vanguard Investments Australia, Ltd., a VanGuard wholly-owned subsidiary, is the beneficial owner of 28,100 shares (0.01%) as a result of its serving as investment manager of Australian investment offerings. VanGuard's address is 100 Vanguard Blvd., Malvern, PA 19355.

          The following table sets forth the beneficial ownership of our common stock as of March 21, 2016 by our current directors and nominees and named executive officers, calculated in accordance with SEC rules and regulations, and all of our directors and executive officers as a group. Unless otherwise indicated, the address for each individual listed below is c/o HD Supply Holdings, Inc., 3100 Cumberland Boulevard, Atlanta, Georgia 30339.

Directors and Executive Officers	Shares Owned Directly	Stock Options Exercisable Within 60 Days	Restricted Stock Units Vesting Within 60 Days(1)	Vested Deferred Stock Units(2)	Total Shares Beneficially Owned	Percent

Kathleen J. Affeldt	–	–	3,686	2,496	6,182	*
John W. Alden	10,595	–	3,686	–	14,281	*
Betsy S. Atkins	6,964	–	3,686	–	10,650	*
Peter A. Leav	2,106	–	3,686	–	5,792	*
Patrick R. McNamee	14,464	–	3,686	–	18,150	*
Charles W. Peffer	10,427	–	3,686	–	14,113	*
James A. Rubright	2,106	–	4,626	–	6,732	*
Joseph J. DeAngelo(3)	210,682	1,163,345	–	–	1,374,027	*
Evan J. Levitt	14,950	78,729	–	–	93,679	*
Stephen O. LeClair	19,807	–	–		19,807	*
Margaret M. Newman	11,145	200,201	–		211,346	*
John A. Stegeman	46,140	18,826	–	–	64,966	*
Anesa T. Chaibi	17,484	–	–	–	17,484	*
Jerry L. Webb	8,007	57,200	–	–	65,207	*

Shares held by all directors and executive officers as a group (15 persons)	377,556	1,551,301	26,742	2,496	1,958,095	*

*
Less than 1%

(1)
Each restricted stock unit represents the contingent right to receive one share of Company common stock, par value $0.01 per share. The units will vest on May 14, 2016 and will be settled in shares of Company common stock at the time of vesting, except that settlement of the units for Ms. Affeldt and Ms. Atkins is delayed, pursuant to the director's election, until termination of the director's board service.

(2)
Each deferred stock unit represents the right to receive one share of Company common stock, par value $0.01 per share, in accordance with the director's election to defer the receipt of vested restricted stock units. The deferred stock units are fully vested and will be settled upon termination of the director's board service.

(3)
140,000 shares are held by The Denise T. DeAngelo Gift Trust, for which Mr. DeAngelo's spouse serves as trustee. Mr. DeAngelo disclaims any beneficial ownership of such shares held by the trust.

 HDS Notice of Annual Meeting and 2016 Proxy Statement - Page 31

DIRECTOR COMPENSATION

2015 Director Compensation

          The following table sets forth the compensation earned or paid to our non-employee directors in fiscal 2015.

Name	Fees earned or paid in cash ($)(1)	Stock Awards ($)(3)	Total ($)

Kathleen J. Affeldt	105,000	119,979	224,979
John W. Alden	95,000	119,979	214,979
Betsy S. Atkins	105,938	119,979	225,917
James G. Berges	131,354	179,969	311,323
Paul B. Edgerley(2)	57,292	119,979	177,271
Peter A. Leav	99,063	119,979	219,042
Patrick R. McNamee	107,500	119,979	227,479
Charles W. Peffer	110,000	119,979	229,979
James G. Rubright(4)	118,125	148,903	267,028

(1)
The values for the fees earned or paid in cash column represent fees earned for services performed during fiscal 2015. The director compensation year runs from the date of the annual stockholders meeting each year.

(2)
Mr. Edgerley elected to convert 2015 cash fees into deferred stock units under the Company's 2013 Omnibus Incentive Plan. Each deferred stock unit represents the right to receive one share of the Company's common stock, par value $0.01 per share. The deferred stock units are fully vested when granted and were settled upon termination of Mr. Edgerley's board service on August 14, 2015.

(3)
The values for stock awards in this column represent the grant date fair value of the restricted stock units granted in fiscal 2015, computed in accordance with FASB ASC Topic 718. Information about the assumptions used to value these awards can be found in Part II, Item 7, Management's Discussion And Analysis Of Financial Condition And Results Of Operations, Critical Accounting Policies, Stock-Based Compensation, and Note 9 "Stock-Based Compensation and Employee Benefit Plans" to our audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended January 31, 2016. The stock awards vest and will be settled in Company common stock in May 2016. Mr. Edgerley forfeited his 2015 stock awards on termination of board service before the date on which the awards would have vested. Mr. Berges' 2015 stock awards were vested and settled on termination of his board service on November 20, 2015. Ms. Affeldt and Ms. Atkins elected to defer settlement of their 2015 stock awards until termination of their board service.

(4)
The stock awards amount for Mr. Rubright includes two grants: (i) a May 14, 2015 grant of 3,686 restricted stock units ($119,979.30 FASB ASC Topic 718 grant date fair value), which is the annual grant for the 2015 compensation year; and (ii) a November 20, 2015 grant of 940 restricted stock units ($28,923.80 FASB ASC Topic 718 grant date fair value), which is the prorated additional annual equity grant for the independent lead director for the 2015 compensation year. These grants vest and will be settled in Company common stock in May 2016.

 HDS Notice of Annual Meeting and 2016 Proxy Statement - Page 32

DIRECTOR COMPENSATION (continued)

2015 Stock Awards

          The aggregate number of stock awards made under our Board of Directors Compensation Policy and outstanding as of January 31, 2016 for each of our non-employee directors in fiscal 2015 are set forth below.

Name	Restricted Stock Units (#)

Kathleen J. Affeldt	3,686
John W. Alden	3,686
Betsy S. Atkins	3,686
James G. Berges(1)	–
Paul B. Edgerley(2)	–
Peter A. Leav	3,686
Patrick R. McNamee	3,686
Charles W. Peffer	3,686
James A. Rubright	4,626

(1)
Mr. Berges' awards (5,529 shares) were vested and settled on termination on his board service on November 20, 2015.
(2)
Mr. Edgerley's awards (3,686 shares) were forfeited on termination of his board service on August 14, 2015.

Narrative Discussion

          The following is a narrative discussion of the material factors we believe are necessary to understand the information disclosed in the director compensation table.

          The Compensation Committee is responsible for reviewing and recommending to the board the compensation of our non-employee directors. Our board establishes non-employee director compensation after considering recommendations made by the Compensation Committee. The Compensation Committee and the board review the compensation level of our non-employee directors on an annual basis. Since 2009, the Company has engaged Pearl Meyer to provide input with respect to our non-employee director compensation, including a market review of the competitiveness of total compensation. For further information, see "Compensation Consultant and Use of Comparator Data" on pages 39-40.

          Director compensation is provided pursuant to our Board of Directors Compensation Policy. Mr. DeAngelo does not receive any compensation for service as a director. The director compensation year runs from the date of each annual stockholders meeting. No changes to the Board of Directors Compensation Policy has been made since our 2015 proxy statement. The elements of our director compensation program are discussed in more detail below.

Equity Compensation

          Each non-employee director receives an annual equity award in the form of restricted stock units under the Company's 2013 Omnibus Incentive Plan. The number of restricted stock units is determined by dividing $120,000 ($180,000 for the independent lead director) by the closing stock price of a share of Company common stock on the grant date, which is the date of our annual stockholders meeting. Each restricted stock unit represents the contingent right to receive one share of Company common stock, par value $0.01 per share. The restricted stock units vest on the earliest of: (1) the one-year anniversary of the grant date, (2) the Company's next annual stockholders meeting, or (3) a change in

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DIRECTOR COMPENSATION (continued)

control, and will be settled upon vesting unless the director elects to defer settlement until termination of board service. A pro rata portion of the award vests upon termination of the director's service due to death, disability, or age 75 retirement based on the number of days of service during the year of termination. Equity compensation is prorated for directors who serve less than the full compensation year. Except as described above for terminations due to death, disability, or age 75 retirement, restricted stock units are forfeited on termination of board service before the awards have vested. In recognition of his long period of exceptional service as board chairman and independent lead director, the board elected to vest Mr. Berges' outstanding restricted stock units on termination of his board service in November 2015.

Cash Compensation

          Each non-employee director is paid an annual cash fee for board service of $85,000, payable in installments at each quarterly board meeting. In addition, each non-employee director appointed to serve as a member of a standing board committee receives an annual cash retainer as follows: $12,500 for Audit Committee members; $10,000 for Compensation Committee members; and $7,500 for Nominating and Corporate Governance and Corporate Development and Finance Committee members. Committee chairs are not eligible to receive the committee retainer, but instead receive a committee chair retainer as follows: $25,000 for the Audit Committee chair; $20,000 for the Compensation Committee chair and $15,000 for the Nominating and Corporate Governance and Corporate Development and Finance Committee chairs. The non-employee board chairman receives an annual cash retainer of $25,000, and the independent lead director receives an annual cash retainer of $75,000, in each case, that is in addition to the other cash retainers. Cash fees are prorated for directors who serve less than the full compensation year. The Corporate Development and Finance Committee was dissolved in November 2015.

          Directors may elect to convert their cash fees into Company stock in the form of deferred stock units. Each deferred stock unit represents the right to receive one share of the Company's common stock, par value $0.01 per share. The deferred stock units are fully vested and will be settled upon termination of the director's board service.

Travel Expense Reimbursements

          Directors are reimbursed for their reasonable expenses related to board membership, including first-class airfare on a commercial airline for travel to board meetings or for other Company business.

Stock Ownership Guidelines

          Our independent directors are expected to own shares of Company common stock valued at three times the annual cash board retainer (or $255,000) within five years of their appointment or election to the board, pursuant to the terms of the Stock Ownership Guidelines adopted by the Compensation Committee. Directors are required to hold 50% of their vested stock awards until the ownership guidelines are satisfied. Certain directors have elected to defer settlement of their vested restricted stock units and deferred stock units until termination of board service. These deferred vested stock units are deemed owned for purposes of the stock ownership guidelines. All our directors satisfy the stock ownership guidelines other than the following more recently appointed directors: Ms. Affeldt and Atkins and Messrs. Leav and Rubright.

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

          The following Compensation Discussion and Analysis provides information regarding the material elements of our fiscal 2015 compensation program for our "named executive officers," also referred to as our "NEOs." The named executive officers for fiscal 2015 are our chief executive officer (Joseph J. DeAngelo), our chief financial officer (Evan J. Levitt), the three other most highly compensated executive officers at the end of fiscal 2015 (Stephen O. LeClair, Margaret M. Newman and John A. Stegeman), and two former executive officers (Jerry L. Webb and Anesa T. Chaibi). The Compensation Committee (for purposes of this Compensation Discussion and Analysis, the "Committee"), pursuant to its charter, is responsible for establishing, implementing, and reviewing on an annual basis our compensation programs and actual compensation paid to our NEOs.

Results of 2014 Say-on-Pay and Frequency of Say-on-Pay Votes

          At our 2014 annual meeting of stockholders, we conducted a non-binding advisory vote on the compensation of our named executive officers, commonly referred to as a "say-on-pay" vote, as well as a non-binding advisory vote on the frequency of the say-on-pay vote. Our stockholders approved the compensation of the named executive officers, with 96.64% of the votes cast on the proposal voting in favor of our executive compensation program. Our stockholders approved a frequency of every three years for the say-on-pay vote, with 76.18% of the votes cast on the proposal voting in favor of every three years. The next say-on-pay vote will be conducted at our 2017 annual meeting of stockholders. As the Committee evaluated our executive compensation policies and practices throughout fiscal 2015, it was mindful of the support our stockholders expressed for our philosophy of linking compensation to our overall profitability and the enhancement of stockholder value.

Executive Summary

          We believe that our compensation practices provide a balanced mix of cash and equity, annual and longer-term incentives, and performance metrics that mitigate excessive risk-taking that could diminish our value.

    •
    Mitigation of Excessive Risk-Taking.  The financial metrics used to determine the amount of an executive's annual cash bonus are measures that the Compensation Committee believes drive business profitability and reward our executives for incremental annual improvements in working capital while continuing to grow EBITDA. The Committee sets ranges for these measures intended to encourage success without encouraging excessive risk taking to achieve short-term results. In addition, the overall bonus cannot exceed two times the target amount no matter how much actual financial performance exceeds the ranges anticipated and established at the beginning of the year.

    •
    Equity Vesting Over Four Years.  Vesting our annual equity awards over a minimum of four years ensures that our executives' interests align with those of our stockholders over the long term.

    •
    Clawback Policy.  Incentive awards, including stock-based compensation, to our executive officers are subject to clawback pursuant to the Company's clawback policy.

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EXECUTIVE COMPENSATION (continued)

    •
    Stock Ownership Requirements.  All executive officers are subject to stock ownership guidelines, described on page 48.

          The Company's execution of key initiatives and cost saving strategies, and the Company's overall financial performance for fiscal 2015, resulted in the following compensation decisions:

    •
    Base Salary.  The Committee reviews the base salaries of our named executive officers annually to fairly compensate our executive officers and to reflect additional responsibilities assumed by our NEOs during a fiscal year. Based on this review, and to establish competitive base pay amounts for key leaders for 2015, Mr. Levitt received a salary increase of 9.5%, Ms. Chaibi, Ms. Newman and Mr. Stegeman received a salary increase of 3%, and the other NEOs, other than Mr. DeAngelo, received a salary increase of 2%. Mr. DeAngelo waived his merit increase for fiscal 2015. The merit increase is effective for the 12-month period beginning in March of each year; the salary reported in the Summary Compensation Table on page 49 is salary earned for the relevant fiscal year.

    •
    Bonus.  All of our NEOs earned a cash award under the annual cash incentive program, the Annual Incentive Plan ("AIP"), based on fiscal 2015 performance as follows. Details regarding our Annual Incentive Plan for fiscal 2015 are provided beginning on page 42.

Named Executive Officer	Target % (expressed as a % of base salary)	Target AIP-Adjusted EBITDA ($ millions)		Actual AIP-Adjusted EBITDA ($ millions)		AIP-Adjusted EBITDA payout % earned	Target AIP-Adjusted Working Capital %	Actual AIP-Adjusted Working Capital %	AIP-Adjusted Working Capital Payout % Earned	Aggregate AIP Payment ($)

Joseph J. DeAngelo	150%	952.0		936.1		87.49%	15.5	15.4	103.80%	1,361,280
Evan J. Levitt	60%	952.0		936.1		87.49%	15.5	15.4	103.80%	211,844
Stephen O. LeClair	60%	233.5		222.2		63.69%	13.7	14.0	83.54%	162,310
Margaret M. Newman	60%	952.0		936.1		87.49%	15.5	15.4	103.80%	211,624
John A. Stegeman (White Cap)	100%	136.9		151.5		154.88%	20.9	19.7	144.80%	1,116,970
(Canada)	100%	7.4	*	10.9	*	195.84%	24.6	24.2	112.59%	68,912
Anesa T. Chaibi	100%	553.5		534.2		65.12%	18.4	18.4	100.00%	426,067
Jerry L. Webb	60%	233.5		222.2		63.69%	13.7	14.0	83.54%	159,189

* CAD

    A discretionary bonus in the amount of $75,000 was provided to Ms. Newman for retention purposes and to recognize her achievement of fiscal 2015 human resources initiatives, including: (i) designing and implementing an improved frontline leadership talent review process to ensure we appropriately motivate, incentivize and reward our top talent; (ii) serving in a dual capacity leading both enterprise-wide human resources and providing strategic human resources leadership to HD Supply Facilities Maintenance that required extensive bi-coastal travel over an extended period; and (iii) leading human resource initiatives associated with the reorganization of certain business functions to drive fiscal 2015 cost savings.

    •
    Equity.  Historically, the Committee made up-front grants of stock options to our NEOs with a significant vesting period with the intent of making our NEOs founding owners of the Company. To align our compensation practices more closely with the practices of comparable post-IPO companies, the Committee moved to routine annual equity grants during fiscal 2014. The Committee made an annual equity grant to NEOs in March 2015 in the form of restricted stock awards that vest in four equal annual installments on each of the first through fourth anniversaries of the grant date. The restricted stock grants in

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EXECUTIVE COMPENSATION (continued)

      March 2015 were based on the following percentages of each NEO's base salary in effect on the last day of our prior fiscal year (February 1, 2015, the last day of our fiscal 2014).

NEO	Percent of Base Salary at FYE

Joseph J. DeAngelo (PEO)	400%
Evan J. Levitt (PFO)	200%
Stephen O. LeClair	150%
Margaret M. Newman	150%
John A. Stegeman	150%
Anesa T. Chaibi	250%
Jerry L. Webb	100%

    This amount was then divided by the closing stock price on the grant date to determine the number of shares granted. The percentage of base salary amount was determined based on benchmarking data for equity grants and total compensation, using the compensation comparator group set forth on page 40, and prorated for time in the position. The benchmarking data serves as a general guideline for managing overall pay decisions relative to market benchmarks, with actual pay decisions also based on experience, performance, long-term potential, internal pay equity, tenure, and retention value.

Determining Executive Compensation

          At HD Supply, our Human Resources team, in partnership with the Committee, drives the design and implementation of all executive compensation programs. Our finance team heavily supports the process by providing financial analysis and input and review of program design. Except with respect to his own compensation, our chief executive officer has final management-level review of any compensation program before it is sent to the Committee for consideration and approval. The Committee has the task of evaluating and approving our material compensation programs, including our equity compensation program. Management frequently consults with the Committee during the design process to obtain their direction and feedback on how the design of our executive compensation programs support the overall strategy of the Company. As described below, data from outside consultants are also used during the design process to obtain further insight into the features of our compensation program.

          Our chief executive officer provides the Committee with a performance assessment for each of the other current named executive officers. Our chief executive officer, chief financial officer, senior vice president-Human Resources and general counsel generally attend regularly scheduled quarterly Committee meetings, but are not present for the executive sessions or for any discussion of his or her own compensation. The Committee approves the amount and form of each element of compensation (including base salary, annual cash incentive compensation, equity-based incentive compensation, benefits and perquisites) for the chief executive officer and approves each element of compensation for our other executive officers after considering performance assessments and compensation recommendations made by management. The Committee may not delegate its authority for approval of executive officer compensation.

          Since 2009, the Company has engaged Pearl Meyer to provide input with respect to our executive compensation programs, including a market review of the competitiveness of total compensation of our

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EXECUTIVE COMPENSATION (continued)

executives and a review of our equity program. A representative from Pearl Meyer attends our Committee meetings. For further information, see "Compensation Consultant and Use of Comparator Data" on pages 39-40.

Philosophy and Objectives

          Our Company and our aspiration to be "First Choice" are built on the mission of "One Team, Driving Customer Success and Value Creation," a philosophy we believe is best embodied by our SPIRIT values:

Service:	Help our customers succeed by delivering exceptional service and the best total value experience
Performance:	Exceed our commitments every day to our team, customers, suppliers, stockholders and communities
Integrity:	Always do the right thing and always take the high road
Respect:	Treat team members the way you would like you and your family to be treated
Innovation:	Seek new and creative ways to build a reliable, effective and efficient chain of execution for our customers
Teamwork:	Win together by creating an environment where every individual puts the team first

          The Committee and our management believe that fostering these values requires a performance culture geared toward customer success and sustainable, long-term profitability. The Company's compensation programs are designed to reward achievement of these goals, thereby attracting and retaining talent that will contribute to such a culture. In particular, our executive compensation programs are intended to meet the following objectives:

    •
    balance commitment, long-term financial success, short-term operational excellence, and achievement of short-term goals. This balance includes, but is not limited to, driving profitable growth while aligning our executives' long-term interests with stockholders' interests.

    •
    attract, retain, motivate and reward our top executive talent.

    •
    differentiate rewards based on outstanding individual performance so as to promote a high performance culture.

          In addition, we intend that our compensation programs will be aligned with:

    •
    Our business strategy:  Our compensation programs link pay to our business strategy by rewarding executives upon achievement of profitability, long-term growth, excellence in achievement of short-term operational and financial goals and by reinforcing the "One Team" philosophy.

    •
    Our stockholders' interests:  Through the strategic use of equity-based compensation, the total compensation of our executives is directly linked to the sustained value they create for our stockholders.

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EXECUTIVE COMPENSATION (continued)

    •
    Our goal of retaining and motivating key talent:  To retain the best executive talent, the total compensation opportunity is designed to provide attractive levels of compensation if performance targets are met and upside opportunity when performance targets are exceeded.

Compensation Consultant and Use of Comparator Data

          Since 2009, the Company has engaged Pearl Meyer to provide input with respect to our executive compensation programs, including a market review of the competitiveness of total compensation of our executives and a review of our equity program. A representative from Pearl Meyer attends our Committee meetings.

          During fiscal 2015, the Company requested and received information from Pearl Meyer with respect to potential conflicts of interest, including the following factors: (1) other services provided to us by the consultant; (2) fees paid by us as a percentage of the consulting firm's total revenue; (3) policies and procedures maintained by the consulting firm that are designed to prevent a conflict of interest; (4) any business or personal relationships between the individual consultants involved in the engagement and a member of the Committee; (5) any Company stock owned by the individual consultants involved in the engagement; (6) any business or personal relationships between our executive officers and the consulting firm or the individual consultants involved in the engagement. Based on an assessment of these factors, including information gathered from directors and executive officers addressing business or personal relationships with the consulting firm or the individual consultants, the Committee concluded that the work of Pearl Meyer did not raise any conflict of interest.

          In general, neither the Company nor the Committee has exclusively relied on any of the data or advice received from Pearl Meyer as to the amount of any particular item of compensation. Pearl Meyer provides input which the Company and Committee take into consideration, as the case may be, on the particular element of compensation under consideration.

Comparator Data

          The Committee reviews compensation levels and practices at comparator companies in setting the compensation of our NEOs and when reviewing or establishing the Company's compensation programs for other associates. The information is used to help the Committee better understand the competitive market and how executives are compensated at other companies that are similar in size or industry or with whom we compete for talent.

          Our breadth of specialty business units makes finding direct comparators challenging. We seek comparators that share a similar industrial distribution model or are a direct competitor to a specific business unit. Companies are, therefore, included in the comparator group because they (1) operate in the same business as the Company or one of our business units (industrial distribution of building supplies), (2) operate in a similar business (distribution of any product), or (3) operate in a similar business model (business to business). The comparator group was developed by management and the Committee, with input from Pearl Meyer, and has been used to provide input into both the value of total compensation for executives as well as the relative value of each component of compensation. We do not rely on percentile rankings of compensation within the comparator group to determine specific

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EXECUTIVE COMPENSATION (continued)

compensation amounts for the NEOs; rather, the comparator group is used to identify programs and levels of pay which management and the Committee consider when evaluating our own programs.

          For fiscal 2015 compensation decisions, we used the following comparator group consisting of companies in the same or similar business or having a similar business model:

Applied Industrial Technologies, Inc.	Newell Rubbermaid, Inc.
Anixter International, Inc.	Owens & Minor, Inc.
AutoZone, Inc.	Owens Corning
Ball Corp.	Ryder System, Inc.
Dover Corp.	Stanley Black & Decker, Inc.
EMCOR Group, Inc.	Sherwin-Williams Co.
Fastenal Co.	SPX Corp.
Flowserve Corp.	Terex Corp.
Genuine Parts Co.	Watsco, Inc.
Grainger (WW), Inc.	Waste Management, Inc.
Masco Corp.	WESCO International, Inc.
MSC Industrial Direct Co., Inc.	United Stationers, Inc.
Vulcan Materials Co.

          The comparator group is reviewed and updated each year as appropriate. No changes were made to the fiscal 2015 comparator group as compared to fiscal 2014.

          In March 2015, we evaluated the composition of our comparator group to ensure that our comparison criteria continues to be appropriate, which resulted in changes to the comparator group in order to improve industry and size comparability. For fiscal 2016 compensation decisions, the following comparator group has been used, consisting of companies in the same or similar business or having a similar business model:

Anixter International, Inc.	MSC Industrial Direct Co., Inc.
AutoZone, Inc.	Owens & Minor, Inc.
CDW Corporation	Ryder System, Inc.
Fastenal Co.	Stanley Black & Decker, Inc.
Flowserve Corp.	The Sherwin-Williams Company
Henry Schein, Inc.	United Rentals, Inc.
Genuine Parts Co.	Watsco, Inc.
LKQ Corp.	WESCO International, Inc.
Masco Corporation	W.W. Grainger, Inc.

Components of Compensation

          The Company believes that the compensation programs it maintains are important in achieving the compensation goals described above. For fiscal 2015, the principal components of compensation for the NEOs were base salary, annual cash incentives, annual equity incentives, and benefits and perquisites.

          While our NEOs do not have employment agreements with the Company, each of our NEOs is party to an at-will employment offer letter which contains certain employment and severance

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EXECUTIVE COMPENSATION (continued)

arrangements. These severance arrangements are discussed more fully under "Potential Payments upon Termination or Change in Control" on page 54.

          The design of each component of compensation fits into the overall executive pay program and supports the philosophy and objectives previously discussed in the following manner:

Pay Component	Objective of Pay Component	Key Measures

Base salary	• Provides competitive pay while managing fixed costs	• Individual performance and contribution • Scope of responsibilities • Experience
Annual cash incentives	• Focuses on short-term operational metrics that drive and support our long-term strategy	• Achievement of agreed upon operating plan goals in profitability and working capital
	• Where applicable, creates incentives for performance based on performance of individual NEO's business unit	• Achievement of agreed upon performance goals of individual business unit
	• Rewards an executive for exemplary achievements against non-financial goals	• Achievement of non-financial goals
Annual equity incentives	• Aligns executive interests to stockholder interests by rewarding long-term focus on profitability and value creation for the enterprise	• Growth in stock value
	• Assists in the retention of key talent	• Employment retention through the vesting period of equity awards
• Creates an "ownership culture"
Benefits and perquisites	• Benefits provide a safety net of protection in the case of illness, disability or death	• Benefits are provided to executives on the same basis as provided to our salaried associates
	• Perquisites generally enable the executive to perform their duties efficiently and minimize distractions	• Perquisites are valued by our executives at minimal cost to us

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EXECUTIVE COMPENSATION (continued)

          Each of the components of compensation for the NEOs is discussed below, including a discussion of the factors considered in determining the applicable amount payable or achievable under each component.

Base Salary

          Base salaries are established at levels designed to attract and retain top executive talent while managing fixed costs at an appropriate level. The determination of any particular executive's base salary is based on personal performance and contribution, experience in the role, changes to the scope of responsibilities, market rates of pay and internal equity. Each year, the chief executive officer, with input from Human Resources, proposes base salary increases, if any, for all NEOs, excluding himself, based on the foregoing factors and the Company's merit increase budget prepared by management. His proposal is subject to review and approval (with or without modifications) by the Committee after consideration of these factors. Our Human Resources team works directly with the Committee with respect to any changes to Mr. DeAngelo's base salary, and any changes are approved by the Committee, after the board conducts our chief executive officer's annual performance review. Our chief executive officer is not present during voting or deliberations on his compensation.

          In order to ensure that the base salary amounts remain competitive for key leaders for 2015, Mr. Levitt received a salary increase of 9.5%, Ms. Chaibi, Ms. Newman and Mr. Stegeman received a salary increase of 3%, and the other NEOs, other than Mr. DeAngelo, received a salary increase of 2%. Mr. DeAngelo waived any merit increase for fiscal 2015. The merit increase is effective for the 12-month period beginning in March of each year; the salary reported in the Summary Compensation Table on page 49 is base salary earned for the relevant fiscal year.

Annual Cash Incentives

          Annual cash incentives are designed to focus the NEOs on producing superior results against key financial metrics relevant to the Company as a whole or to the individual business unit(s) that the NEO leads. By tying a significant portion of the executive's total annual cash compensation to annual variable pay, we reinforce our "pay for performance" culture and focus our executives on critical short-term financial and operational objectives which also support our long-term financial goals.

Annual Incentive Plan

          All of our NEOs participate in the AIP, which provides cash-based incentives dependent on annual results against the key financial metrics described below. AIP target payouts to our NEOs are expressed as a percentage of base salary. Annually, these percentage targets are reviewed against comparator data and adjusted, if necessary, based on the Committee's estimation of what level of targeted payouts is necessary to retain, motivate and reward our executives.

          For fiscal 2015, the AIP performance payout weighting was based on an 80% AIP-adjusted earnings before interest, taxes, depreciation, and amortization target and on a 20% average working capital as a percentage of sales target. For purposes of the AIP, stock-based compensation costs are excluded from AIP-adjusted EBITDA, both as to the targets and as to AIP-adjusted EBITDA as ultimately determined. The measures utilized in establishing performance goals under the AIP generally exclude extraordinary or other nonrecurring or unusual items, restructuring or impairment charges and changes in accounting.

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EXECUTIVE COMPENSATION (continued)

          For fiscal 2015, we viewed AIP-adjusted EBITDA as the key operating metric that would drive business profitability. The AIP-Working Capital measure is intended to increase the focus on cash management across the Company, to avoid creating disincentives for investment in growth, and to reward teams for incremental annual improvements in working capital while continuing to grow EBITDA.

          The AIP-adjusted EBITDA goal provides a threshold level (at which 25% of the target percentage of base salary is earned, except for Facilities Maintenance where threshold level performance earns 50% of the target percentage), a target (or "plan") level (at which 100% of the target percentage of base salary is earned), a 150% level (at which 150% of the target percentage of base salary may be earned), and a maximum level for superior results (at which 200% of the target percentage of base salary may be earned).

          AIP-Working Capital is computed by averaging the ending gross working capital at the end of each fiscal month divided by the fiscal year sales. Gross working capital was selected to focus on operational working capital and to mitigate any incentive to alter results through adjustments to accruals or reserves. The AIP-Working Capital goal provides a threshold level (at which 50% of the target percentage of base salary is earned), a target (or "plan") level (at which 100% of the target percentage of base salary is earned), a 150% level (at which 150% of the target percentage of base salary may be earned), and a maximum level for superior results (at which 200% of the target percentage of base salary may be earned).

          For the NEOs participation in the AIP, the following percentages applied:

	AIP-Adjusted EBITDA Facilities Maintenance		AIP-Adjusted EBITDA Construction and Industrial		AIP-Adjusted EBITDA Waterworks		AIP-Adjusted EBITDA Global Support Center
	Performance Required	Payout % Earned	Performance Required	Payout % Earned	Performance Required	Payout % Earned	Performance Required	Payout % Earned
Threshold	95% of Plan	50%	90% of Plan	25%	90% of Plan	25%	90% of Plan	25%
Plan	100% of Plan	100%	100% of Plan	100%	100% of Plan	100%	100% of Plan	100%
150% Payout	104% of Plan	150%	110% of Plan	150%	110% of Plan	150%	107% of Plan	150%
200% Payout	107% of Plan	200%	117% of Plan	200%	117% of Plan	200%	117% of Plan	200%

	AIP-Working Capital
	Performance Required	Payout % Earned
Threshold	106% of Plan	50%
Plan	100% of Plan	100%
150% Payout	94% of Plan	150%
200% Payout	88% of Plan	200%

Payout = (Base Salary × Target % of Base Salary × 80% × EBITDA Payout % Earned) +
(Base Salary × Target % of Base Salary × 20% × Working Capital Payout % Earned)

          The target percentages of base salary for our NEOs' AIP payout for fiscal 2015 was 150% for Mr. DeAngelo, 100% for Mr. Stegeman and Ms. Chaibi and 60% for our other NEOs. The target percentage of base salary amount was determined based on benchmarking data for bonus compensation and total compensation, using the compensation comparator group set forth on page 40. The benchmarking data serves as a general guideline for managing overall pay decisions relative to market

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EXECUTIVE COMPENSATION (continued)

benchmarks, with actual pay decisions also based on experience, performance, long-term potential, internal pay equity, tenure, and retention value.

          For fiscal 2015, the AIP goal for the Global Support Center was an AIP-adjusted EBITDA of $952 million. The Committee, in approving the plan goals in March 2015, viewed this level as appropriate in order to keep the primary focus on adjusted EBITDA. Our AIP-adjusted EBITDA for fiscal 2015 was $936.1 million. As a result, Messrs. DeAngelo and Levitt and Ms. Newman earned an incentive award of 87.49% of the target AIP-adjusted EBITDA award. For fiscal 2015, the AIP-Working Capital goal for the Global Support Center was 15.5%. The Committee, in approving the plan goals in March 2015, viewed this level as appropriate in order to increase the focus on cash management across the Company. Our AIP-Working Capital for fiscal 2015 was 15.4%. As a result, Messrs. DeAngelo and Levitt and Ms. Newman earned an incentive award of 103.8% of the target AIP-Working Capital award. Even though Mr. DeAngelo assumed responsibilities during fiscal 2015 for leading our HD Supply Facilities Maintenance business, his fiscal 2015 bonus award is based solely on Global Support Center performance.

          As President of HD Supply Construction and Industrial — White Cap and HD Supply Construction and Industrial — Canada, Mr. Stegeman's AIP payout is based on the financial performance of Construction and Industrial — White Cap and HD Supply Construction and Industrial — Canada. For fiscal 2015, Construction and Industrial — White Cap's financial goal was an AIP-adjusted EBITDA of $136.9 million and Construction and Industrial — Canada's financial goal was an AIP-adjusted EBITDA of $7.4 million (CAD). White Cap's AIP-adjusted EBITDA was $151.5 million and Canada's AIP-adjusted EBITDA was $10.9 million (CAD). As a result, Mr. Stegeman earned an incentive award of 154.88% of the target AIP-adjusted EBITDA award for White Cap and 195.84% of the target AIP-adjusted EBITDA award of Canada. For fiscal 2015, the AIP-Working Capital goal for White Cap was 20.9%, and was 24.6% for Canada. The Committee, in approving the plan goals in March 2015, viewed this level as appropriate in order to increase the focus on cash management across the Company. White Cap's AIP-Working Capital for fiscal 2015 was 19.7% and Canada's AIP-Working Capital for fiscal 2015 was 24.2%. As a result, Mr. Stegeman earned an incentive award of 144.8% of the target AIP-Working Capital award for White Cap and 112.59% of the target AIP-Working Capital award for Canada.

          As President of HD Supply Waterworks, Mr. LeClair's AIP payout is based on the financial performance of Waterworks. For fiscal 2015, Waterworks' financial goal was an AIP-adjusted EBITDA of $233.5 million. Waterworks' AIP-adjusted EBITDA was $222.2 million. As a result, Mr. LeClair earned an incentive award of 63.69% of the target AIP-adjusted EBITDA award. For fiscal 2015, the AIP-Working Capital goal for Waterworks was 13.7%. The Committee, in approving the plan goals in March 2015, viewed this level as appropriate in order to increase the focus on cash management across the Company. Waterwork's AIP-Working Capital for fiscal 2015 was 14%. As a result, Mr. LeClair earned an incentive award of 83.54% of the target AIP-Working Capital award. As former chief executive officer of Waterworks, Mr. Webb's AIP payout is also based on the financial performance of Waterworks, and he received the same percentage payouts as Mr. LeClair.

          As former President of HD Supply Facilities Maintenance, Ms. Chaibi's AIP payout is based on the financial performance of Facilities Maintenance. For fiscal 2015, Facilities Maintenance's financial goal was an AIP-adjusted EBITDA of $553.5 million. Facilities Maintenance's AIP-adjusted EBITDA was $534.2 million. As a result, Ms. Chaibi earned an incentive award of 65.12% of the target AIP-adjusted EBITDA award. For fiscal 2015, the AIP-Working Capital goal for Facilities Maintenance

 HDS Notice of Annual Meeting and 2016 Proxy Statement - Page 44

EXECUTIVE COMPENSATION (continued)

was 18.4%. The Committee, in approving the plan goals in March 2015, viewed this level as appropriate in order to increase the focus on cash management across the Company. Facilities Maintenance's AIP-Working Capital for fiscal 2015 was 18.4%. Pursuant to her separation agreement with the Company, Ms. Chaibi's payout is capped at 100% of the target payout.

          Fiscal 2015 performance resulted in the following payments being made to our NEOs under the AIP:

Named Executive Officer	Target % (expressed as a % of base salary)	Target AIP-Adjusted EBITDA ($ millions)		Actual AIP-Adjusted EBITDA ($ millions)		AIP-Adjusted EBITDA payout % earned	Target AIP-Adjusted Working Capital %	Actual AIP-Adjusted Working Capital %	AIP-Adjusted Working Capital Payout % Earned	Aggregate AIP Payment ($)

Joseph J. DeAngelo	150%	952.0		936.1		87.49%	15.5	15.4	103.80%	1,361,280
Evan J. Levitt	60%	952.0		936.1		87.49%	15.5	15.4	103.80%	211,844
Stephen O. LeClair	60%	233.5		222.2		63.69%	13.7	14.0	83.54%	162,310
Margaret M. Newman	60%	952.0		936.1		87.49%	15.5	15.4	103.80%	211,624
John A. Stegeman (White Cap)	100%	136.9		151.5		154.88%	20.9	19.7	144.80%	1,116,970
(Canada)	100%	7.4	*	10.9	*	195.84%	24.6	24.2	112.59%	68,912
Anesa T. Chaibi	100%	553.5		534.2		65.12%	18.4	18.4	100.00%	426,067
Jerry L. Webb	60%	233.5		222.2		63.69%	13.7	14.0	83.54%	159,189

* CAD

Equity Incentive Compensation

          Our NEOs participate in the Company's 2013 Omnibus Stock Incentive Plan (the "Omnibus Stock Plan"). The Omnibus Stock Plan was approved by the board and stockholders on June 26, 2013 and replaced and succeeded the HDS Investment Holding, Inc. Stock Incentive Plan ("Pre-IPO Stock Plan") that was adopted by the board shortly following our separation from Home Depot (collectively, the Omnibus Stock Plan and the Pre-IPO Stock Plan are referred to as the "Stock Plan"). Upon adoption of the Omnibus Stock Plan, the Pre-IPO Stock Plan terminated and no future awards will be made under that plan. However, awards previously granted under the Pre-IPO Stock Plan are unaffected by the termination of Pre-IPO Stock Plan.

          The Company believes that granting equity awards under the Stock Plan is an effective way to align executive performance to our key goal of increasing value for the Company's stockholders. The view of our board is that, assuming that our management is successful in increasing the value of the Company, equity awards under the Stock Plan will have the a high potential value for all participants as a percentage of total compensation. The vesting component is intended to maximize the retentive effect of the equity grants.

          In 2014, the Committee determined to move from up-front grants of stock options to routine annual equity grants going forward in order to more closely align our compensation practices with those of comparable post-IPO companies. Similar to 2014, the Committee made an annual equity grant to our NEOs in March 2015 in the form of restricted stock awards that vest in four equal annual installments on each of the first through fourth anniversaries of the grant date, subject to continued employment through the vesting dates. The equity grants in March 2015 were based on the following

 HDS Notice of Annual Meeting and 2016 Proxy Statement - Page 45

EXECUTIVE COMPENSATION (continued)

percentages of each NEO's base salary in effect on the last day of our prior fiscal year (February 1, 2015, the last day of our fiscal 2014).

Name	Percent of Base Salary at FYE

Joseph J. DeAngelo (PEO)	400%
Evan J. Levitt (PFO)	200%
Stephen O. LeClair	150%
Margaret M. Newman	150%
John A. Stegeman	150%
Anesa T. Chaibi	250%
Jerry L. Webb	100%

          This amount was then divided by the closing stock price on the grant date to determine the number of shares granted. The percentage of base salary amount was determined based on benchmarking data for equity grants and total compensation, using the compensation comparator group set forth on page 40, and prorated for time in the position. The benchmarking data serves as a general guideline for managing overall pay decisions relative to market benchmarks, with actual pay decisions also based on experience, performance, long-term potential, internal pay equity, tenure, and retention value.

          In March 2016, the Committee approved the following restricted stock and nonqualified stock option grants for the NEOs. The percentage of base salary amount was determined based on benchmarking data for equity grants and total compensation, using the compensation comparator group set forth on page 40, and prorated for time in the position. The benchmarking data serves as a general guideline for managing overall pay decisions relative to market benchmarks, with actual pay decisions also based on experience, performance, long-term potential, internal pay equity, tenure, and retention value. These grants will be reported in our 2017 proxy statement.

Name	Percent of Base Salary at 2015 FYE	Restricted Stock (#)	Stock Options (#)

Joseph J. DeAngelo	425%	38,109	300,424
Evan J. Levitt	300%	12,777	100,730
Stephen O. LeClair	150%	6,052	47,714
Margaret M. Newman	168%	6,478	51,072
John A. Stegeman	150%	10,655	84,001

Benefits and Perquisites

          The benefits provided to our NEOs are the same as those generally provided to our other salaried associates and include medical, dental and vision insurance, basic life insurance and accidental death and dismemberment insurance, short and long-term disability insurance and a 401(k) plan. Our NEOs are also eligible to participate in the Company's broad-based employee stock purchase plan, which provides a 5% discount off the market price of Company stock at the time of purchase.

          Our executives participate in a limited number of perquisite programs. We maintain these programs because they are valued by our NEOs but impose relatively little cost to us.

 HDS Notice of Annual Meeting and 2016 Proxy Statement - Page 46

EXECUTIVE COMPENSATION (continued)

          All of the NEOs participate in the Executive Basic Life Insurance Plan. Under this plan, the beneficiary of a participant who dies while employed by us is entitled to a lump sum payment of $500,000. The participant owns the insurance policy, and the Company pays the premium on his or her behalf. The value of the premium ranges from $900 to $3,190 and is fully taxable. At the end of the year, each participant receives an additional payment equal to the gross amount of taxes paid on the benefit. This additional payment is also fully taxable and is grossed up.

          Other benefits provided to our NEOs include use of a Company car, the purchase of a Company car for less than market value, and reimbursement for financial planning services. The value of providing Company cars and reimbursement for financial planning services is taxable and is grossed up to avoid reducing the value of the benefits. Each of our NEOs received a financial planning services benefit for fiscal 2015 ranging from $12,710 to $18,000. Our NEOs received a Company car benefit for fiscal 2015 ranging from $4,486 to $18,401. At the end of the year, each participant receives an additional payment equal to the gross amount of taxes paid on the financial planning and car benefits. This additional payment is also fully taxable and is grossed up.

          Because the Company's business continuity is best facilitated by avoiding any prolonged or unexpected absences by members of its senior management team, all NEOs are strongly encouraged to take advantage of comprehensive executive physical examinations paid for by the Company. The value of executive physical examinations for our NEOs for fiscal 2015 ranged from $0 to $2,271.

Deductibility of Compensation

          Section 162(m) of the Internal Revenue Code imposes a limit on the amount of compensation that we may deduct in any one year with respect to certain "covered employees," unless certain specific and detailed criteria are satisfied. Under applicable Treasury regulations, Section 162(m) does not apply to compensation paid or stock options or restricted stock granted under the compensation agreements and plans described in our initial public offering prospectus during the reliance transition period ending on the earlier of the date the agreement or plan is materially modified or the first stockholders meeting at which directors are elected during 2017. Compensation paid to our NEOs is, therefore, not subject to the deductibility restrictions of Section 162(m) at this time.

Risk Assessment

          During fiscal 2015, management and the Committee conducted a comprehensive assessment and evaluation of the potential risks associated with our compensation policies and practices with respect to both executive compensation and compensation generally. Based on our approach of compensating our associates for the financial success of the Company as a whole and other elements of our compensation system, we concluded that our compensation policies and practices do not encourage undue risk-taking and do not create any risk that is reasonably likely to have a material adverse effect on the Company.

Policy on Recovering Incentive Compensation in the Event of a Restatement

          The board adopted a clawback policy that provides us with the ability to require reimbursement or cancellation of any bonus or other incentive-based compensation, including stock-based compensation, awarded or paid to any current or former executive officer of the Company during the three-year period prior to a restatement if the incentive compensation was predicated upon the achievement of financial results that were subsequently the subject of restatement, the executive officer

 HDS Notice of Annual Meeting and 2016 Proxy Statement - Page 47

EXECUTIVE COMPENSATION (continued)

engaged in fraud or intentional misconduct that was a substantial contributing cause to the need for the restatement, and a lower award would have been made to the executive officer based upon the restated financial results. The policy applies to incentive compensation awarded, vesting, or paid to an executive officer after the effective date of the policy on July 2, 2013. The policy is in addition to the requirements of applicable law and other legal remedies available to the Company.

Stock Ownership Guidelines

          We amended our stock ownership guidelines during fiscal 2015 to require our chief executive officer (Mr. DeAngelo) to own shares having a value equal to five times base salary, three times base salary for our chief financial officer (Mr. Levitt) and business unit leaders (Messrs. LeClair and Stegeman), and one times base salary for our functional leaders (Ms. Newman), within five years of becoming subject to the guidelines in fiscal 2013. Mr. LeClair has five years from the date of his appointment as an executive officer in November 2015 to comply. Our NEOs must hold 50% of vested shares (except for shares sold to pay required tax withholding and the exercise price for options) until they are in compliance with the guidelines. Our stock ownership guidelines count the following types of ownership: shares owned outright; shares owned directly by a spouse, domestic partner, or minor child; shares owned indirectly through beneficial trust ownership; vested shares or vested stock units held in any Company plan; and the in-the-money value of vested stock option awards. Compliance is evaluated annually by the Committee as of the end of each fiscal year, using a thirty-day closing stock price average to mitigate the impact of short-term price variations. The guidelines further our core philosophy that our NEOs should also be owners of our Company. The guidelines are based on our expectation that each NEO will maintain a targeted level of investment in our stock so that the interests of our NEOs and our stockholders are closely aligned, and our NEOs have a strong incentive to provide effective management. All of our NEOs other than Messrs. LeClair and Stegeman satisfied the targeted ownership guidelines as of the end of fiscal 2015.

Policy Regarding Certain Transactions in Company Securities

          We prohibit our directors, officers and employees from engaging in short sales of the Company's securities, and prohibit transactions in puts, calls or other derivative securities with respect to Company securities. We strongly discourage, but do not prohibit, our directors, officers and employees from engaging in short-term trading of Company securities or from hedging their ownership of Company stock. Any such transaction must be pre-cleared with our general counsel and, to date, no transactions of that kind have been approved.

 HDS Notice of Annual Meeting and 2016 Proxy Statement - Page 48

EXECUTIVE COMPENSATION (continued)

Executive compensation

Summary Compensation Table for Fiscal 2015

          The following table sets forth the compensation of our chief executive officer, chief financial officer, the three other most highly compensated executive officers, and two former executive officers, for fiscal 2015.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)

Joseph J. DeAngelo	2015	1,000,000	–	3,999,976	–	1,361,280	43,799	6,405,055
Chief Executive Officer	2014	1,000,000	–	3,999,994	–	1,525,350	50,161	6,575,505
	2013	975,961	–	–	1,525,200	1,304,539	44,589	3,850,289
Evan J. Levitt	2015	383,861	–	710,597	–	211,844	56,464	1,362,766
Chief Financial Officer	2014	352,946	120,000	1,509,983	–	216,783	51,873	2,251,585
	2013	283,269	160,000	–	–	108,256	4,503	556,028
Stephen O. LeClair	2015	398,612	–	587,963	–	162,310	60,919	1,209,804
President, Waterworks	2014	389,659	–	376,891	–	176,861	61,880	1,005,291
	2013	375,135	50,000	–	586,300	152,153	58,360	1,221,948
Margaret M. Newman	2015	386,907	75,000	565,977	–	211,624	56,932	1,296,440
Senior Vice President,	2014	374,565	–	539,031	–	230,223	70,996	1,214,815
Human Resources	2013	355,143	75,000	–	586,300	187,520	62,490	1,266,453
John A. Stegeman	2015	765,706	–	1,120,113	–	1,185,882	51,138	3,122,839
President, Construction	2014	743,404	–	724,984	–	943,295	45,364	2,457,047
and Industrial	2013	725,000	160,000	–	586,300	276,105	127,296	1,874,701
Anesa T. Chaibi	2015	474,675	–	1,434,385	756,365	426,067	1,337,252	4,428,744
Former Pres. & CEO,	2014	570,364	–	1,103,375	–	549,145	54,664	2,277,548
Facilities Maintenance	2013	546,639	–	–	889,700	560,801	197,648	2,194,788
Jerry L. Webb	2015	326,358	–	384,426	518,032	159,189	666,339	2,054,344
Former Chief Executive	2014	383,281	71,000	565,336	–	173,460	41,185	1,234,262
Officer, Waterworks	2013	365,135	100,000	–	586,300	152,153	47,758	1,251,346

(1)
A discretionary bonus in the amount of $75,000 was provided to Ms. Newman for retention purposes and to recognize her achievement of fiscal 2015 human resources initiatives, including: (i) designing and implementing an improved frontline leadership talent review process to ensure we appropriately motivate, incentivize and reward our top talent; (ii) serving in a dual capacity leading both enterprise-wide human resources and providing strategic human resources leadership to HD Supply Facilities Maintenance that required extensive bi-coastal travel over an extended period; and (iii) leading human resource initiatives associated with the reorganization of certain business functions to drive fiscal 2015 cost savings.

(2)
Amounts set forth in the Stock Awards column represents the aggregate grant date fair value of the awards computed in accordance with the Financial Accounting Standards Board Accounting Standards Codification Topic 718 ("FASB ASC Topic 718"). Information about the assumptions used to value these awards can be found in Part II, Item 7, Management's Discussion And Analysis Of Financial Condition And Results Of Operations, Critical Accounting Policies, Stock-Based Compensation, and Note 9 "Stock-Based Compensation and Employee Benefit Plans" to our audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended January 31, 2016. The stock awards for Ms. Chaibi and Mr. Webb were forfeited on their respective separation dates on October 9, 2015 and November 2, 2015.

(3)
The amounts reported for Ms. Chaibi and Mr. Webb in the Option Awards column for 2015 represent the incremental fair value of the modified option award (i.e., modification of the June 26,

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EXECUTIVE COMPENSATION (continued)

  2013 option award for 57,200 shares for Mr. Webb and 86,800 shares for Ms. Chaibi to accelerate or continue vesting of the award on employment separation and extension of the exercise period with respect to such award), as computed in accordance with FASB ASC Topic 718, which is the fair value at the date of modification minus the fair value of the original award at the date of modification. See Part II, Item 7, Management's Discussion And Analysis Of Financial Condition And Results Of Operations, Critical Accounting Policies, Stock-Based Compensation, and Note 9 "Stock-Based Compensation and Employee Benefit Plans" to our audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended January 31, 2016.

(4)
Non-equity incentive plan compensation reflects amounts earned for fiscal 2015 under the AIP. See "Compensation Discussion and Analysis — Components of Compensation — Annual Cash Incentives" beginning on page 42 for a discussion of the AIP in fiscal 2015.

(5)
The All Other Compensation column for fiscal 2015 is made up of a matching contribution under our 401(k) plan, executive physical, life insurance, use of a Company car, financial planning assistance perquisites, tax gross-ups on perquisites, and severance payments with respect to Ms. Chaibi and Mr. Webb that are described more fully below. The incremental cost of personal use of a Company car is based on the taxable value used to impute taxable income to the named executive officers in accordance with Internal Revenue Service regulations. The incremental cost of other perquisites is based on actual cost to the Company. The following identifies the perquisites for fiscal 2015 that are required to be quantified by SEC rules.

Name	Tax Gross-Up Perquisites

Joseph J. DeAngelo	13,307
Evan J. Levitt	17,654
Stephen O. LeClair	23,067
Margaret M. Newman	18,111
John A. Stegeman	19,294
Anesa T. Chaibi	18,574
Jerry L. Webb	14,351

  The All Other Compensation amount for Ms. Chaibi and Mr. Webb includes compensation the Company is obligated to make to Ms. Chaibi in connection her employment separation on October 9, 2015, and to Mr. Webb in connection with his employment separation on November 2, 2015, which expenses were paid or accrued by the Company during fiscal 2015. The following table identifies All Other Compensation related to recent separations:

Name	Severance(1)	Employee Benefits(2)	Company Car(3)	Tax Gross-Ups(4)

Anesa T. Chaibi	1,181,943	18,955	28,527	59,547
Jerry L. Webb	588,194	18,455	–	17,001

(1)
Represents two years of salary continuation payments for Ms. Chaibi and eighteen months of salary continuation payments for Mr. Webb.

(2)
Represents health insurance continuation coverage and outplacement benefit and, for Ms. Chaibi, printer and cell phone.

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EXECUTIVE COMPENSATION (continued)

(3)
Represents the purchase of a Company car for less than market value; $28,527 is the cost to the Company to buy out the lease on the car and purchase the vehicle.

(4)
Represents tax gross-ups on health insurance continuation coverage, outplacement benefit and purchase of a Company car.

Grants of Plan-Based Awards for Fiscal 2015

          The following table provides information concerning awards granted to our NEOs in fiscal 2015 under any plan.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)
						All other stock awards: Number of shares of stock or units (#)
Name	Grant Date	Threshold ($)	Target ($)	150% ($)	Maximum ($)

Joseph J. DeAngelo
2015 AIP (EBITDA)	03/10/2015	300,000	1,200,000	1,800,000	2,400,000	–
2015 AIP (Working Capital)	03/10/2015	150,000	300,000	450,000	600,000
Omnibus Incentive Plan	03/10/2015	–	–	–	–	139,178
Evan J. Levitt
2015 AIP (EBITDA)	03/10/2015	46,686	186,746	280,119	373,491
2015 AIP (Working Capital)	03/10/2015	23,343	46,686	70,030	93,373
Omnibus Incentive Plan	03/10/2015					24,725
Stephen O. LeClair
2015 AIP (EBITDA)	03/10/2015	47,978	191,913	287,869	383,826	–
2015 AIP (Working Capital)	03/10/2015	23,989	47,978	71,967	95,956
Omnibus Incentive Plan	03/10/2015					20,458
Margaret M. Newman
2015 AIP (EBITDA)	03/10/2015	46,638	186,551	279,827	373,103	–
2015 AIP (Working Capital)	03/10/2015	23,319	46,638	69,957	93,276
Omnibus Incentive Plan	03/10/2015					19,693
John A. Stegeman
2015 AIP (EBITDA)	03/10/2015	153,831	615,322	922,983	1,230,644	–
2015 AIP (Working Capital)	03/10/2015	76,915	153,831	230,746	307,661
Omnibus Incentive Plan	03/10/2015					38,974
Anesa T. Chaibi
2015 AIP (EBITDA)	03/10/2015	236,389	472,777	709,166	945,555	–
2015 AIP (Working Capital)	03/10/2015	59,097	118,194	177,292	236,389
Omnibus Incentive Plan	03/10/2015					49,909
Jerry L. Webb
2015 AIP (EBITDA)	03/10/2015	47,056	188,222	282,333	376,444	–
2015 AIP (Working Capital)	03/10/2015	23,528	47,056	70,583	94,111
Omnibus Incentive Plan	03/10/2015	–	–	–	–	13,376

(1)
The AIP is based on an 80% EBITDA and 20% average working capital target payout weighting. The target payout is 150% of base salary for Mr. DeAngelo, 100% of base salary for Ms. Chaibi and Mr. Stegeman and 60% of base salary for our other NEOs. The threshold payout for EBITDA performance is 25% of the target payout, except with respect to Ms. Chaibi whose threshold payout is 50% of the target payout. The threshold payout for working capital performance is 50% of the target payout. There is a payout of 150% of the target payout for above-target performance. The maximum payout is 200% of the target payout. Pursuant to their separation agreements, the bonus payout for Ms. Chaibi and Mr. Webb is capped at target. A discussion of the AIP in fiscal 2015 can be found under "Compensation Discussion and Analysis — Components and Compensation — Annual Cash Incentives" beginning on page 42.

 HDS Notice of Annual Meeting and 2016 Proxy Statement - Page 51

EXECUTIVE COMPENSATION (continued)

Narrative disclosure to summary compensation table and grants of plan-based awards table

Stock Plan

          Equity-based awards granted to our executive officers are determined based on the intended dollar value to be delivered to provide market competitive grants and Company stock price. The equity grants in March 2015 were based on the following percentages of each NEO's base salary in effect on the last day of our prior fiscal year (February 1, 2015, the last day of our fiscal 2014).

Name	Percent of Base Salary at FYE

Joseph J. DeAngelo (PEO)	400%
Evan J. Levitt (PFO)	200%
Stephen O. LeClair	150%
Margaret M. Newman	150%
John A. Stegeman	150%
Anesa T. Chaibi	250%
Jerry L. Webb	100%

          This amount was then divided by the closing stock price on the grant date to determine the number of shares granted. The percentage of base salary amount was determined based on benchmarking data for equity grants and total compensation, using the compensation comparator group set forth on page 40, and prorated for time in the position. The benchmarking data serves as a general guideline for managing overall pay decisions relative to market benchmarks, with actual pay decisions also based on experience, performance, long-term potential, internal pay equity, tenure, and retention value.

          The Stock Plan and a restricted stock or option agreement govern each restricted stock and option award and provide, among other things, the vesting provisions of the award. The holder of a restricted stock award has rights as a stockholder with respect to the shares subject to such award, including voting rights and the right to receive dividends or dividend equivalents. The Company does not currently pay dividends on its common stock. The restricted stock grant on March 10, 2015 vests in four equal annual installments on each of the first through fourth anniversaries of the grant date, subject to continued employment through such date. See "Potential Payments Upon Termination or Change in Control" on page 54 for information regarding the cancellation or acceleration of vesting of restricted stock awards upon an option holder's termination of employment or a change in control of the Company.

Employment Offer Letters

          Each of our named executive officers has an at-will employment offer letter from the Company. See "Potential Payments Upon Termination or Change in Control" on page 54 for a summary of the material provisions of these offer letters.

 HDS Notice of Annual Meeting and 2016 Proxy Statement - Page 52

EXECUTIVE COMPENSATION (continued)

Outstanding Equity Awards at Fiscal 2015 Year End

          The following table sets forth the unexercised and unvested option and stock awards held by named executive officers at fiscal 2015 year end. Each equity grant is shown separately for each named executive officer.

	Option Awards(1)				Stock Awards(2)

Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)

Joseph J. DeAngelo	–	148,800	$18.00	06/26/2023	263,145	6,912,819
	110,595	–	$8.30	04/10/2021
	126,500	–	$8.30	02/03/2020
	926,250	–	$20.00	02/03/2020
Evan J. Levitt	34,562	–	$8.30	04/10/2021	71,522	1,878,883
	11,667	–	$8.30	02/03/2020
	32,500	–	$20.00	02/03/2020
Stephen O. LeClair	–	57,200	$18.00	06/26/2023	32,139	844,292
Margaret M. Newman	–	57,200	$18.00	06/26/2023	36,399	956,202
	45,826	–	$8.30	02/03/2020
	154,375	–	$20.00	02/03/2020
John A. Stegeman	–	57,200	$18.00	06/26/2023	61,443	1,614,108
	18,826	–	$8.30	04/10/2021
Anesa T. Chaibi	–	86,800	$18.00	09/24/2016	–	–
Jerry L. Webb	57,200	–	$18.00	11/01/2016	–	–

(1)
The unexercisable stock options vest in full on June 26, 2016. Other than with respect to Ms. Chaibi's options, vesting is subject to continued employment through the vesting date.

(2)
Unvested stock awards as of the end of fiscal 2015 vest in four equal annual installments on each of the first through fourth anniversaries of the March 6, 2014 and March 10, 2015 grant dates, subject to continued employment through the vesting dates.

Option Exercises and Stock Vested for Fiscal 2015

          The following table sets forth the stock vested and options exercised by the named executive officers during fiscal 2015.

	Option Awards		Stock Awards
Name	Number of shares acquired on exercise (#)	Value realized on exercise ($)	Number of shares acquired on vesting (#)	Value realized on vesting ($)

Joseph J. DeAngelo	582,250	14,267,525	41,322	1,199,164
Evan J. Levitt	–	–	15,599	452,683
Stephen O. LeClair	443,082	8,358,654	3,893	112,975
Margaret M. Newman	–	–	5,568	161,583
John A. Stegeman	427,667	7,370,578	7,489	217,331
Anesa T. Chaibi	715,033	14,363,724	11,398	330,770
Jerry L. Webb	353,082	6,178,588	5,840	169,477

 HDS Notice of Annual Meeting and 2016 Proxy Statement - Page 53

EXECUTIVE COMPENSATION (continued)

Pension Benefits and Nonqualified Deferred Compensation for Fiscal 2015

          We do not provide any defined benefit plans or nonqualified deferred compensation plans to our named executive officers.

Potential Payments Upon Termination or Change in Control

          Pursuant to either their employment offer letters or the Company's current practice, in the event of involuntary termination without cause on January 31, 2016, the last day of fiscal 2015, and contingent upon execution of a release, non-competition and non-solicitation agreement, each of our NEOs would receive up to 24 months of base pay continuation, as follows:

Name	Salary Continuation On Involuntary Termination ($)

Joseph J. DeAngelo (PEO)	2,000,000
Evan J. Levitt (PFO)	778,108
Stephen O. LeClair	799,636
Margaret M. Newman	777,298
John A. Stegeman	1,538,306

          The employment offer letters do not provide for any payout upon termination as a result of death, retirement, disability, or termination for cause.

          In connection with Ms. Chaibi's separation in October 2015 and Mr. Webb's separation in November 2015, they will receive the following separation payments, which are reported in the "All Other Compensation" column of the Summary Compensation Table on page 49 and further explained by footnote to the table. In connection with their respective separations, both Ms. Chaibi and Mr. Webb executed a release, non-competition and non-solicitation agreement and all post-termination payments are subject to continued compliance with the terms of those agreements.

Name	Severance(1)	Employee Benefits(2)	Company Car(3)	Tax Gross-Ups(4)

Anesa T. Chaibi	1,181,943	18,955	28,527	59,547
Jerry L. Webb	588,194	18,455	–	17,001

(1)
Represents two years of salary continuation payments for Ms. Chaibi and eighteen months of salary continuation payments for Mr. Webb.

(2)
Represents health insurance continuation coverage and outplacement benefit and, for Ms. Chaibi, printer and cell phone.

(3)
Represents the purchase of a Company car for less than market value; $28,527 is the cost to the Company to buy out the lease on the car and purchase the vehicle.

(4)
Represents tax gross-ups on health insurance continuation coverage, outplacement benefit and purchase of a Company car.

 HDS Notice of Annual Meeting and 2016 Proxy Statement - Page 54

EXECUTIVE COMPENSATION (continued)

Stock Plan

          Under the Stock Plan, an executive's unvested stock options are cancelled upon termination of his or her employment, except for terminations due to death or disability. Upon death or disability, unvested stock options vest and remain exercisable. In the case of a termination for cause (as defined in the Stock Plan), the executive's unvested and vested stock options are cancelled as of the effective date of the termination. Following a termination of employment other than for cause, vested options are cancelled unless the executive exercises them within 90 days (for options granted before November 19, 2015, 180 days if the termination was due to death, disability or retirement; for options granted on and after November 19, 2015, two years on termination due to death, disability or retirement and two years from vesting for options that continue to vest after retirement) or, if sooner, prior to the options' normal expiration date). Equity awards granted under the Omnibus Stock Plan may provide for continued vesting of the award in the event of retirement at or after age 62 with at least five years of continuous service with the Company, contingent upon the executive: (i) not competing with the Company and its subsidiaries for the one-year period after retirement; and (ii) not engaging in activities that would constitute cause had the executive continued employment with the Company. For options granted before November 19, 2015, the executive has 180 days to exercise options vested at the time of such retirement and 90 days to exercise options vesting after such retirement. For options granted on and after November 19, 2015, the executive has two years to exercise options vested at the time of such retirement and two years to exercise options vesting after such retirement. None of our NEOs satisfied the retirement criteria at the end of fiscal 2015. Had a termination of employment occurred at the end of fiscal 2015, based on a closing stock price of $26.27 at the end of fiscal 2015, our NEOs would have received a benefit, assuming the hypothetical exercise of vested stock options on the last day of fiscal 2015, and forfeited unvested stock options and stock awards, in the following amounts:

Name	Benefit Assuming Exercise of Vested Options at FYE ($)	Forfeiture of Unvested Options at FYE ($)	Forfeiture of Unvested Stock Awards at FYE ($)

Joseph DeAngelo	10,068,185	1,230,576	6,912,819
Evan J. Levitt	1,034,510	–	1,878,883
Stephen O. LeClair	–	473,044	844,292
Margaret M. Newman	1,791,424	473,044	956,202
John A. Stegeman	338,303	473,044	1,614,108
Anesa T. Chaibi	–	717,836	–
Jerry L. Webb	473,044	–	–

          Under the Stock Plan, upon a change in control of the Company, all outstanding awards may be assumed and/or replaced with substitute awards having the same or better terms and conditions, provided that any substitute awards under the Omnibus Stock Plan must fully vest on a participant's involuntary termination of employment without "cause" or constructive termination of employment, in each case occurring within two years following the date of the change in control. In the event such awards are not assumed and/or replaced in connection with the change in control, the awards will vest and be cancelled for the same per share amount paid to the stockholders in the change in control (less, in the case of options and SARs, the applicable exercise or base price). The administrator has the ability to prescribe different treatment of awards in the award agreements. We believe this structure is fair to both our associates and to our stockholders, as the awards may represent compensation for the loss of an executive's job after a significant career with the Company and for the appreciation of stock

 HDS Notice of Annual Meeting and 2016 Proxy Statement - Page 55

EXECUTIVE COMPENSATION (continued)

granted many years before. Had a change in control occurred at the end of fiscal 2015 and the awards were not assumed or replaced with new rights with similar terms, based on a closing stock price of $26.27 at the end of fiscal 2015, our NEOs would have received a benefit from the accelerated vesting of unvested equity in the following amounts:

Name	Accelerated Vesting of Equity on Change in Control ($)

Joseph DeAngelo	8,143,395
Evan J. Levitt	1,878,883
Stephen O. LeClair	1,317,336
Margaret M. Newman	1,429,246
John A. Stegeman	2,087,152
Anesa T. Chaibi	717,836
Jerry L. Webb	–

          Under the Pre-IPO Stock Plan a "change in control" is defined as:

    •
    the acquisition by any person, entity or "group" (as defined in Section 13(d) of the Exchange Act) of 50% or more of the combined voting power of the Company's then outstanding voting securities, other than any such acquisition by the Company, any of its subsidiaries, any associate benefit plan of the Company or any of its subsidiaries, or by the Equity Sponsors, or any affiliates of any of the foregoing;

    •
    the merger, consolidation or other similar transaction involving the Company, as a result of which persons who were stockholders of the Company immediately prior to such merger, consolidation, or other similar transaction do not, immediately thereafter, own, directly or indirectly, more than 50% of the combined voting power entitled to vote generally in the election of directors of the merged or consolidated company; or

    •
    the sale, transfer or other disposition of all or substantially all of the assets of the Company to one or more persons or entities that are not, immediately prior to such sale, transfer or other disposition, affiliates of the Company.

          Under the Omnibus Stock Plan, a "change in control" also includes the following events:

    •
    within any 24-month period, the persons who were directors of the Company at the beginning of such period (the "Incumbent Directors") cease to constitute at least a majority of the board, provided that any director elected or nominated for election to the board by any Equity Sponsor or a majority of the Incumbent Directors still in office are treated as an Incumbent Director;

    •
    the approval by the Company's stockholders of the liquidation or dissolution of the Company other than a liquidation of the Company into any Company subsidiary or a liquidation as a result of which persons who were holders of voting securities of the Company immediately prior to such liquidation, or any or all of the Equity Sponsors, won, directly or indirectly, more than 50% of the combined voting power entitled to vote generally in the election of directors of the entity that holds substantially all of the assets of the Company following such event.

 HDS Notice of Annual Meeting and 2016 Proxy Statement - Page 56

COMPENSATION COMMITTEE REPORT

Report of the Compensation Committee

          The Compensation Committee has reviewed the foregoing Compensation Discussion and Analysis and discussed it with management. Based on such review and discussion, the Compensation Committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference in the Annual Report on Form 10-K for the fiscal year ended January 31, 2016 filed with the U.S. Securities and Exchange Commission.

The Compensation Committee:
Kathleen J. Affeldt, Chair John W. Alden Betsy S. Atkins Patrick R. McNamee

 HDS Notice of Annual Meeting and 2016 Proxy Statement - Page 57

AUDIT COMMITTEE REPORT

Report of the Audit Committee

          The Audit Committee of our board of directors oversees our financial reporting process and internal control structure on behalf of the board of directors. Management is responsible for the preparation, presentation, and integrity of the financial statements and the effectiveness of our internal control over financial reporting. PricewaterhouseCoopers LLP, our independent registered public accounting firm, is responsible for expressing an opinion as to the conformity of our consolidated financial statements with generally accepted accounting principles and as to the effectiveness of our internal control over financial reporting. The Audit Committee has adopted a process for pre-approving services provided by PricewaterhouseCoopers LLP.

          The Audit Committee is responsible for, among other things, reviewing with PricewaterhouseCoopers LLP the scope and results of their audit engagement. In connection with the fiscal 2015 audit, the Audit Committee has:

    •
    Reviewed and discussed with management the Company's audited financial statements and management's report on internal control over financial reporting included in our Annual Report on Form 10-K for the fiscal year ended January 31, 2016;

    •
    Discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board (the "PCAOB") in Rule 3200T; and

    •
    Received from and discussed with PricewaterhouseCoopers LLP the communications from PricewaterhouseCoopers LLP required by the PCAOB regarding their independence.

          Based on the review and the discussions described in the preceding bullet points, the Audit Committee recommended to the board of directors that the audited financial statements and management's report on internal control over financial reporting be included in our Annual Report on Form 10-K for the fiscal year ended January 31, 2016 for filing with the Securities and Exchange Commission.

          The Audit Committee has adopted a charter, available on the corporate governance section of our investor relations website at http://ir.hdsupply.com/governance.cfm. In accordance with its charter, the primary purposes of the Audit Committee are to: (a) assist the board in overseeing and monitoring matters relating to: (i) the Company's accounting and financial reporting policies, practices and processes, (ii) the quality and integrity of the Company's financial statements, (iii) the effectiveness of the Company's internal control over financial reporting, (iv) the Company's compliance with legal and regulatory requirements, (v) the qualifications, independence, and performance of the Company's independent auditor and (vi) the capabilities, resources, and performance of the Company's internal audit function; and (b) preparation of the report of the Audit Committee required to be included in the Company's annual proxy statement. The Audit Committee is also responsible for reviewing and discussing the Company's risk management practices, including the effectiveness of the systems and policies for risk assessment and risk management, the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, any unusual material transactions and management, internal auditor and independent auditor reviews of the Company's Foreign Corrupt

 HDS Notice of Annual Meeting and 2016 Proxy Statement - Page 58

AUDIT COMMITTEE REPORT (continued)

Practices Act policies, procedures and monitoring. The Audit Committee also oversees our procedures governing related party transactions.

          Our board has determined that each of the members of the Audit Committee is independent in accordance with the requirements of Section 5605(c) of the NASDAQ Stock Market listing standards and the requirements of Section 10A(m)(3) of the Exchange Act, that each member is financially sophisticated, and that Charles W. Peffer is an audit committee financial expert, as defined in Regulation S-K under the Exchange Act. For additional information regarding the experience and qualifications of the members of the Audit Committee, see pages 16-18.

The Audit Committee:
Charles W. Peffer, Chair Peter A. Leav Patrick R. McNamee

 HDS Notice of Annual Meeting and 2016 Proxy Statement - Page 59

AUDIT MATTERS

Principal Accounting Firm Fees

          Aggregate fees billed to us for the fiscal years ended February 1, 2015 and February 2, 2014 by our independent registered public accounting firm, PricewaterhouseCoopers LLP and its respective affiliates, were:

	FYE2016	FYE2015
Fees Billed	(Fiscal 2015)	(Fiscal 2014)

Audit Fees(1)	$ 3.1 million	$ 3.4 million
Audited-Related Fees(2)	$ 2.6 million	N/A
Tax Fees(3)	$ 1.0 million	$ 0.9 million
All Other Fees(4)	$ 0.2 million	N/A

TOTAL	$ 6.9 million	$ 4.3 million

  (1)
  Includes fees and expenses for the audit of our annual financial statements, review of our quarterly financial statements, statutory audits of foreign subsidiary financial statements, and services associated with securities filings.

  (2)
  Includes fees and expenses for assurance and related services that are not included in Audit Fees. These fees principally include services in connection with the divestiture of certain businesses.

  (3)
  Includes fees and expenses for tax planning, consultation and compliance services.

  (4)
  Includes fees and expenses for services related to due diligence and other permissible advisory services not included in the above categories.

          The Audit Committee's policy is to pre-approve all audit and permissible non-audit services (including the fees and terms thereof) performed for us by the independent registered certified public accounting firm, subject to the de minimis exceptions for non-audit services described in the Exchange Act and the rules and regulations thereunder which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee approved all services provided by PricewaterhouseCoopers LLP during fiscal 2015 and 2014.

 HDS Notice of Annual Meeting and 2016 Proxy Statement - Page 60

PROPOSAL 1 — ELECTION OF DIRECTORS

          The board has nominated the three persons named below for election as directors at the Annual Meeting to serve until the 2019 annual meeting and until their respective successors are elected and qualify. Each of the nominees for director is currently serving on the board. If any nominee is unable to serve as a director, which we do not anticipate, the board by resolution may reduce the number of directors or choose a substitute nominee.

Nominees for Director

Name	Age	Director Since	Occupation	Board Committees	Other Public Company Boards	Independent

Joseph J. DeAngelo	54	2007	Chairman/CEO HD Supply	None	0	No
Patrick R. McNamee	56	2013	CEO, Health Insurance Innovations	Audit; Compensation	0	Yes
Charles W. Peffer	68	2013	Retired Partner of KPMG LLP	Audit Chair	3	Yes

          For additional biographical information about the nominees for director, including information about their qualifications to serve as a director, see "Our Board of Directors" beginning on page 16.

THE BOARD OF DIRECTORS RECOMMENDS THAT
STOCKHOLDERS VOTE FOR THE ELECTION TO THE BOARD
OF EACH OF THE THREE NOMINEES FOR DIRECTOR.

 HDS Notice of Annual Meeting and 2016 Proxy Statement - Page 61

PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          PricewaterhouseCoopers LLP audited our consolidated financial statements and internal control over financial reporting for the year ended January 31, 2016. Our Audit Committee has appointed PricewaterhouseCoopers LLP, independent registered public accounting firm, to audit our consolidated financial statements and internal control over financial reporting for the year ending January 29, 2017 and to prepare a report on this audit, subject to ratification by our stockholders.

          This proposal asks you to ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm. Although we are not required to obtain such ratification from our stockholders, the board of directors believes it is good practice to do so. If the appointment of PricewaterhouseCoopers LLP is not ratified, the Audit Committee may reconsider the appointment.

          A representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions by stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT
STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE
APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP
AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

 HDS Notice of Annual Meeting and 2016 Proxy Statement - Page 62

PROPOSAL 3 — SHAREHOLDER PROPOSAL ON GREENHOUSE GAS EMISSIONS

          Calvert Investment Management, Inc. ("Calvert") has given notice that a representative from Calvert intends to present for action at the Annual Meeting the following proposal. Calvert Global Water Fund owns 713,980 shares of the Company's Common Stock, having held 621,234 shares since November 25, 2014 and the remaining shares since December 7, 2015. Calvert U.S. Large Cap Core Responsible Index Fund owns 7,735 shares of the Company's Common Stock, having held such shares since December 7, 2015.

          Resolved:    Shareholders request that HD Supply Holdings adopt time-bound quantitative, company-wide goals, taking into consideration the most recent Intergovernmental Panel on Climate (IPCC) guidance for reducing total greenhouse gas (GHG) emissions, and issue a report by September 2016, at reasonable cost and omitting proprietary information, on its plans to achieve these goals.

          Supporting Statement:    In order to mitigate the worst impact of climate change, the IPCC estimates that a 55 percent reduction in GHG emissions globally is needed by 2050 (relative to 2010 levels) to stabilize global temperatures, entailing a U.S. target reduction of 80 percent.

          The costs of failing to address climate change are significant and estimated to have an average value at risk of $4.2 trillion globally — representing 6% current market capitalization of all the world's stock markets (The Economist, Intelligence Unit, 2015). Risky Business: The Economic Risks of Climate Change in the United States (2014), an analysis of climate change impacts, found serious economic effects including property damage, shifting agricultural patterns, reduced labor productivity, and increased energy costs. These effects could substantially impact a company's business operations, revenue, or expenditure.

          Setting GHG emission targets is widespread among U.S. companies and can have positive financial outcomes. Presently, 60 percent of Fortune 100 companies have GHG reduction commitments, renewable energy commitments, or both.

          A report published by WWF, Carbon Disclosure Project (CDP), and McKinsey & company, The 3% Solution: Driving Profits Through Carbon Reduction (2013), found that companies with GHG targets achieved an average of 9% better return on investment than companies without targets. Additionally, the 79% of companies in the S&P 500 that report to CDP earned a higher return on their carbon reduction investments than on their overall corporate capital investments. Also, the 53 Fortune 100 companies reporting on climate and energy targets to CDP are saving $1.1 billion annually through their emission reductions and renewable energy initiatives. These goals enable companies to reduce costs, build resilient supply chains, and manage operational and reputational risk.

          Investors with $95 trillion in assets have supported the CDP which seeks corporate reporting on climate change and received responses from 81% of companies in the Global 500 in 2013. HD Supply's response to date on how it is managing risks and opportunities related to climate change falls short. Specially, while HD Supply's products help its clients reduce energy usage and climate impacts, your company has not publicly set carbon emissions reductions or renewable energy targets for its own operations. We believe this may have negative consequences for HD Supply and long-term shareholder value.

 HDS Notice of Annual Meeting and 2016 Proxy Statement - Page 63

PROPOSAL 3 — SHAREHOLDER PROPOSAL ON GREENHOUSE GAS EMISSIONS (continued)

          THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE AGAINST THIS PROPOSAL FOR THE FOLLOWING REASONS:

          The board believes that it is premature at this time, and would not be an efficient use of the Company's resources, to adopt quantitative goals for the reduction of greenhouse gas emissions ("GHG emissions") and publish a report to stockholders on the goals and plans to achieve such goals. The subject of GHG emissions, especially potential future legislation and regulation, is currently unsettled. We believe it would be prudent to have a better understanding of the details of future legislative and regulatory programs and technologies before establishing and committing to GHG reduction goals.

          Notwithstanding the evolving regulatory environment, the Company is committed to reducing GHG emissions from its products and operations, and reducing our carbon footprint, by improving our internal efficiencies and providing environmentally preferred products.

          In 2011, our largest business unit, HD Supply Facilities Maintenance, optimized the efficiency of its truck routing system which continues to provide approximately 8% fewer truck emissions per delivery. In addition, HD Supply Facilities Maintenance continues to engage in other environmentally sound practices. For example, in select markets throughout the country, delivery boxes are collected and reused under its Box Reuse Program. Since 2014, its more than 3,500 ideallygreenSM products have been increased by 8.5% to 3,800 products. Such products offer customers solutions to increase the efficiency of their facilities by reducing energy costs, lowering water consumption, improving indoor air quality, reducing waste or properly disposing of hazardous materials. HD Supply Facilities Maintenance helps customers decrease their environmental impact by offering comprehensive lighting and water audits, and by working with utilities throughout the country to maximize utility rebate dollars for the customer's project. It delivers a comprehensive solution for customers looking to take advantage of utility incentives from simple retrofits to major property renovations. It has performed more than 1,700 lighting audits for customers since June 2013 with approximately 73.5% of those audits being conducted since November 2014. Through December 2015, HD Supply Facilities Maintenance customers have received more than $3 million in utility rebates for converting to LED lighting and water conserving plumbing fixtures. Over the useful life of the ideallygreenSM products purchased by customers since 2012, there will be an estimated collective savings of $3.6 billion dollars in utility costs, a reduction of water consumption by an estimated 84 billion gallons, and a reduction of carbon emissions by an estimated 20 million metric tons.

          The Company recognizes that GHG emissions are an important issue, and we are committed to reducing GHG emissions in our operations and products and to assisting our customers in decreasing their environmental impact. We will continue to take responsibility for assuring that the Company is a good steward of the environment and complies with the laws and regulations where it does business. However, establishing reduction goals and publishing a report at this time as environmental regulation and legislation remains uncertain would not be an efficient use of Company resources and would be contrary to the responsibilities of the Company to our stockholders and customers.

ACCORDINGLY, THE BOARD OF DIRECTORS
RECOMMENDS THAT STOCKHOLDERS
VOTE "AGAINST" THIS PROPOSAL.

 HDS Notice of Annual Meeting and 2016 Proxy Statement - Page 64

OTHER INFORMATION FOR STOCKHOLDERS

Section 16(a) Beneficial Ownership Reporting Compliance

          Section 16(a) of the Exchange Act requires our directors, executive officers, and persons who own beneficially more than 10% of our common stock to file reports of ownership and changes in ownership of such stock with the Securities and Exchange Commission. These persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file with the SEC. To our knowledge, each of our directors and executive officers complied during fiscal 2015 with all applicable Section 16(a) filing requirements.

Solicitation of Proxies

          We will pay our costs of soliciting proxies. Directors, officers and other employees, acting without special compensation, may solicit proxies by mail, email, in person or by telephone. We will reimburse brokers, fiduciaries, custodians and other nominees for out-of-pocket expenses incurred in sending our proxy materials to, and obtaining instructions relating to the proxy materials from, beneficial owners. In addition, we have retained D.F. King & Co. to assist in the solicitation of proxies for the Annual Meeting at a fee of $6,000, plus associated costs and expenses.

Stockholder Proposals or Stockholder Nominations for Director at 2017 Annual Meeting

          To be considered for inclusion in next year's proxy statement and form of proxy, proposals by stockholders for business to be considered at the 2017 annual meeting of stockholders must be submitted in writing so that they are received by the Company no later than December 1, 2016 and must comply with the requirements of SEC Rule 14a-8. Proposals should be submitted to: Dan S. McDevitt, General Counsel and Corporate Secretary, HD Supply Holdings, Inc., 3100 Cumberland Boulevard, Atlanta, Georgia 30339.

          Stockholders who wish to propose business or nominate persons for election to the board of directors at the 2017 annual meeting of stockholders, and the proposal or nomination is not intended to be included in our proxy statement, must provide advance notice to us of stockholder business or nomination in accordance with Section 1.12 of our Bylaws. In order to be properly brought before the 2016 annual meeting of stockholders, Section 1.12 of our Bylaws requires that a notice of a matter the stockholder wishes to present (other than a matter brought pursuant to Rule 14a-8), or the person or persons the stockholder wishes to nominate as a director, must be received by our Corporate Secretary not less than 90 days nor more than 120 days before the first anniversary of the preceding year's annual stockholder meeting. Therefore, any notice intended to be given by a stockholder with respect to the 2017 annual meeting of stockholders pursuant to our Bylaws must be received by Dan S. McDevitt, General Counsel and Corporate Secretary, HD Supply Holdings, Inc., 3100 Cumberland Boulevard, Atlanta, Georgia 30339 no later than the close of business on February 17, 2017. However, if the date of our 2016 annual meeting occurs more than 30 days before or 70 days after May 18, 2017, the anniversary of the Annual Meeting, a stockholder notice will be timely if it is received by our Corporate Secretary by the later of (a) the close of business on the 90th day before the date of the 2017 annual meeting and (b) 10 days after public announcement of the date of meeting. Our Bylaws are available on the governance page of our investor relations website at http://ir.hdsupply.com/index.cfm.

 HDS Notice of Annual Meeting and 2016 Proxy Statement - Page 65

OTHER INFORMATION FOR STOCKHOLDERS (continued)

2015 Annual Report to Stockholders

          A copy of our Annual Report on Form 10-K for the fiscal year ended January 31, 2016 is available free of charge at http://www.astproxyportal.com/ast/18392/.

Other Business

          Our board of directors is not aware of any business to be conducted at the Annual Meeting other than the proposals described in this proxy statement. Should any other matter requiring a vote of the stockholders arise, Dan S. McDevitt and James F. Brumsey (with full power of substitution) are your appointed representatives at the Annual Meeting and will vote in accordance with their best judgment.

 HDS Notice of Annual Meeting and 2016 Proxy Statement - Page 66

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on: Wednesday, May 18, 2016 - 11:00 a.m. (Eastern Daylight Time) 3100 Cumberland Boulevard Atlanta, Georgia 30339 The HD Supply Holdings, Inc. 2016 Annual Meeting of Stockholders will be held on May 18, 2016 at HD Supply’s headquarters located at Cumberland Center II, 3100 Cumberland Boulevard, Atlanta, Georgia 30339, at 11:00 a.m. Eastern Daylight Time (“the Annual Meeting”). The proxy materials for the Annual Meeting are available on the Internet, by mail or by email. Follow the instructions below to view the proxy materials and vote online or request a paper or email copy. The items to be voted on and location of the meeting are provided below. Directions on attending the Annual Meeting to vote in person are on the reverse side. Your vote is important! This communication is not a form for voting and presents only an overview of the more complete proxy materials, which contain important information and are available to you on the Internet, by mail or by email. We encourage you to access and review all of the proxy materials before voting. If you want to receive a paper or email copy of the proxy materials, you must request one. There is no charge to you to receive a paper or email copy. To facilitate timely delivery, please make the request as instructed below on or before April 30, 2016. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations: The Board of Directors recommends that you vote FOR the following proposals: 1. The election to the Board of Directors of the three nominees: Joseph J. DeAngelo, Patrick R. McNamee and Charles W. Peffer. 2. Ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for our fiscal year ending January 29, 2017. The Board of Directors recommends that you vote AGAINST the following proposal: 3. A stockholder proposal regarding greenhouse gas emissions. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares, you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you as your admittance ticket. TO VIEW PROXY MATERIALS ONLINE: When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Please visit http://www.astproxyportal.com/ast/18392/ where the following materials are available for viewing: •Notice of Annual Meeting of Stockholders •Proxy Statement •Form of Proxy Card •2015 Annual Report on Form 10-K •Directions for attending the Annual Meeting to vote in person TO REQUEST PAPER OR ELECTRONIC MATERIALS: Telephone: 888-proxy-NA (888-776-9962) or 718-921-8562 (for international callers) EMail: info@amstock.com Website: http://www.amstock.com/proxyservices/requestmaterials.asp TO VOTE: Online: To view the proxy materials and to access your online proxy card, please visit www.voteproxy.com or scan the QR code with your smartphone and follow the on-screen instructions. You may enter your voting instructions at www.voteproxy.com until 5:00 p.m. Eastern Daylight Time the day before the meeting date. Mail: You may request a proxy card by following the instructions above under "TO REQUEST PAPER OR ELECTRONIC PROXY MATERIALS." In Person: You may vote your shares in person by attending the Annual Meeting. COMPANY NUMBER ACCOUNT NUMBER CONTROL NUMBER

- 0 HD SUPPLY HOLDINGS, INC. Proxy for annual meeting of stockholders to be held on may 18, 2016 solicited on Behalf of the Board of directors The undersigned hereby appoints Dan S. McDevitt and James F. Brumsey, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Stockholders of HD Supply Holdings, Inc., to be held at C u m b e r l a n d C e n t e r I I , 3 1 0 0 C u m b e r l a n d B o u l e v a r d , A t l a n ta , G e o r g i a 3 0 3 3 9 , o n Wednesday, May 18, 2016, at 11:00 a.m. (Eastern Daylight Time), and at any adjournments or postponements thereof, as follows: (continued and to be signed on the reverse side.) 14475 1.1

aNNUal mEETiNG Of sTOcKhOldERs Of hd sUPPlY hOldiNGs, iNc. may 18, 2016 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access. important Notice Regarding the availability of Proxy materials for the annual meeting to be held on may 18, 2016: The proxy statement and fiscal 2015 annual report on Form 10-K are available online at http://www.astproxyportal.com/ast/18392/. Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 20303003000000000000 6 051816 2. Toratifytheboardofdirectors’ appointment of public accounting firm for the fiscal year ending on January 29, made, this proxy will be voted fOR all NOmiNEEs in Proposal 1, fOR changes to the registered name(s) on the account may not be submitted via Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. ThE BOaRd Of diREcTORs REcOmmENds a vOTE "fOR" PROPOsal 1, "fOR" PROPOsal 2 aNd "aGaiNsT" PROPOsal 3. PlEasE siGN, daTE aNd RETURN PROmPTlY iN ThE ENclOsEd ENvElOPE. PlEasE maRK YOUR vOTE iN BlUE OR BlacK iNK as shOWN hERE x 1. To elect the three directors nominated by the board of directors to serve until our 2019 annual meeting of stockholders; NOmiNEEs: FOR ALL NOMINEESO Joseph J. DeAngelo O Patrick R. McNamee WITHHOLD AUTHORITYO Charles W. Peffer FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ThE BOaRd Of diREcTORs REcOmmENds a vOTE "fOR" PROPOsal 2 FOR AGAINST ABSTAIN PricewaterhouseCoopers LLP as our independent registered 2017; ThE BOaRd Of diREcTORs REcOmmENds a vOTE "aGaiNsT" PROPOsal 3 FOR AGAINST ABSTAIN 3. Stockholder proposal regarding greenhouse gas emissions; 4. To transact any other business as may properly come before the meeting. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. if no direction is Proposal 2 and "aGaiNsT" Proposal 3. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that this method. Signature of Stockholder Date: Signature of StockholderDate:

aNNUal mEETiNG Of sTOcKhOldERs Of hd sUPPlY hOldiNGs, may 18, 2016 iNc. iNTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. Vote online until 5:00 PMEDTthe day before the meeting. mail - Sign, date and mail your completed proxy card in the envelope provided as soon as possible. iNPERsON - You may vote your shares in person by attending the Annual Meeting. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access. Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet. 20303003000000000000 6 051816 2. Toratifytheboardofdirectors’appointment of public accounting firm for the fiscal year ending on January 29, made, this proxy will be voted fOR all NOmiNEEs in Proposal 1, fOR changes to the registered name(s) on the account may not be submitted via Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. ThE BOaRd Of diREcTORs REcOmmENds a vOTE "fOR" PROPOsal 1, "fOR" PROPOsal 2 aNd "aGaiNsT" PROPOsal 3. PlEasE siGN, daTE aNd RETURN PROmPTlY iN ThE ENclOsEd ENvElOPE. PlEasE maRK YOUR vOTE iN BlUE OR BlacK iNK as shOWN hERE x 1. To elect the three directors nominated by the board of directors to serve until our 2019 annual meeting of stockholders; NOmiNEEs: FOR ALL NOMINEESO Joseph J. DeAngelo O Patrick R. McNamee WITHHOLD AUTHORITYO Charles W. Peffer FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ThE BOaRd Of diREcTORs REcOmmENds a vOTE "fOR" PROPOsal 2 FOR AGAINST ABSTAIN PricewaterhouseCoopers LLP as our independent registered 2017; ThE BOaRd Of diREcTORs REcOmmENds a vOTE "aGaiNsT" PROPOsal 3 FOR AGAINST ABSTAIN 3. Stockholder proposal regarding greenhouse gas emissions; 4. To transact any other business as may properly come before the meeting. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. if no direction is Proposal 2 and "aGaiNsT" Proposal 3. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that this method. Signature of Stockholder Date: Signature of StockholderDate: important Notice Regarding the availability of Proxy materials for the annual meeting to be held on may 18, 2016: The proxy statement and fiscal 2015 annual report on Form 10-K are available online at http://www.astproxyportal.com/ast/18392/. cOmPaNY NUmBER accOUNT NUmBER PROXY vOTiNG iNsTRUcTiONs

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 18, 2016 HD SUPPLY HOLDINGS, INC. Date: May 18, 2016 Time: 11:00 AM EDT You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Envelope # # of # Sequence # 1 OF 2 12 15 0000275233_1 R1.0.1.25 Broadridge Internal Use Only Job # Sequence # See the reverse side of this notice to obtain proxy materials and voting instructions. LOGO Return Address Line 1 Return Address Line 2 Return Address Line 3 51 MERCEDES WAY EDGEWOOD NY 11717 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 1234567 1234567 1234567 1234567 1234567 1234567 BROKER HERE Meeting Information Meeting Type: Annual Meeting For holders as of: March 21, 2016 Location: HD Supply Headquarters Located At Cumberland Center II 3100 Cumberland Boulevard Atlanta, GA 30339 B A R C O D E

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: Have the information that is printed in the box marked by the arrow (located on the by the arrow (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods Only Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. 0000275233_2 R1.0.1.25 Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Internal Use 1. Form 10-K2. Notice & Proxy Statement How to View Online: following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE:1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 30, 2016 to facilitate timely delivery.

The Board of Directors recommends that you vote FOR the following: 1. Election of Directors Nominees 01 Joseph J. DeAngelo 02 Patrick R. McNamee 03 Charles W. Peffer The Board of Directors recommends you vote FOR the following proposal(s): 2To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending on January 29, 2017 The Board of Directors recommends you vote AGAINST the following proposal(s): 3Stockholder proposal on greenhouse gas emissions NOTE: Such other business as may properly come before the meeting or any adjournment thereof. the Annual meeting are available at http://www.astproxyportal.com/ast/18392/ Directions to xxxxxxxxxx Cusip Envelope # # of # Sequence # 0000275233_3 R1.0.1.25 Broadridge Internal Use Only xxxxxxxxxx Job # Sequence # B A R C O D E 23456789012 2 2 2 2 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 Voting items

Enve1lo2pe # # 0000275233_4 R1.0.1.25 Broadridge Internal Use Only THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE P99999Jo-0b1#0 Sequ1e5nce # of # S#eqOueFnce ## THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY THE NEW YORK STOCK EXCHANGE Voting Instructions Reserved for Broadridge Internal Control Information

.. FOO ANDOETACHHERE i PORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER I I II I l l : MEETING TO BE HELD ON 05/18/16 FOR HD SUPPLY HOLDINGS,INC. THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM i i ·PROXY STATEMENT -10-K REPORT HD SUPPLY HOLDINGS, INC. ANNUAL MEETING TO BE HELD ON 05/18/16AT 11:00 A.M.EDT FOR HOLDERS AS OF 03121/16 *ISSUER CONFIRMATIONCOPY -INFO ONLY • THIS FORM IS PROVIDED FORINFORMATIONAL PURPOSES ONLY. PLEASE 00 NOT USEIT FOR VOTING PURPOSES. 6 1-0001 z -I DIRECTORS -s !:::::. (MARK "X" FOR ONLY ONE BOX) 40.416M105 FOR ALL NOMINEES -+. 1 . DIRECTORS DIRECTORSRECOMMEND:A VOTE FOR ELECTION OF THE FOLLOWING NOMINEES 1.-01-JOSEPH J.DEANGEL0,02-PATRICK R MCNAMEE,03-CHARLES W.PEFFER 0010100 WITHHOLD ALL NOMINEES WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE. WRITE NUMBER($} OF1\0MINEE{S) BELOW. - 0 0 0 USE NUMBER O!'. Y - DIRECTORS RECOMMEND FOR -->» 0010200 - PROPOSAL($) 2. ·-TO RATIFY THE BOARD OF DIRECTORS' APPOINTMENT OF-------------»> PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING ON JANUARY 29, 2017. FOR 0 AGN 0 ASS PLEASEINDICATE YOUR PROPOSAL SELECTION BY 0 FIRMLY PLACING AN 'X' N THE APPROPRIATE NUMBERED BOX WITH BLUEOR BLACKINK - X - - 3 SEE VOTINGINSTRUCTION NO. ON REVERSE - AIC: ... ,I - 40416M105 AGN 0 fOR 0 ASS 0 3. •.STOCKHOLDER PROPOSAL REGARDING GREENHOUSE GAS EMISSIONS.-------»> 00 00 00 PLACE "X"HERE IF YOU PLAN TO ATTEI\D AND VOTE YOUR SHARES AT 7HE MEET!NG N "a".. Broadridge 'NOTE• SUCHOTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. i 51 MERCE DES WAY EDGEWOOD NY 11711 ! I . HD SUPPLY HOLDINGS, INC. 3100 CUMBERLAND BLVD,STE. 1480 ATLANTA, GA30339 ATTN: RITA FADELL, LEGAL DEPT ! :: MATERIALS ELECTION . ->>> ! l f OR 0 As of July 1, 2007,SEC rules penni!companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy.Check the box to the right if you want to receive future proxy materials by mail at no cost to you.Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice, ; fOLDAN D OETACHHERE ----- ---- ---------I 1_ VIF11H "\H, "\ \1'I'RF1S1 I> \.1 E

HD SUPPLY HOLDINGS, INC. ANNUAL MEETING TO BE HELD ON 05/18/16 AT 11:00 A.M. EDT
FOR HOLDERS AS OF 03/21/16 * ISSUER CONFIRMATION COPY - INFO ONLY *

6 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

40416M105

DIRECTORS

DIRECTORS RECOMMEND: A VOTE FOR ELECTION OF THE FOLLOWING NOMINEES 0010100

PROPOSAL(S)	DIRECTORS RECOMMEND
2. *- TO RATIFY THE BOARD OF DIRECTORS' APPOINTMENT OF ----------->>> PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING ON JANUARY 29, 2017.	FOR --->>> 0010200
3. *- STOCKHOLDER PROPOSAL REGARDING GREENHOUSE GAS EMISSIONS. ---------->>>	AGN --->>> 0069900

MATERIALS ELECTION

VIF11H

FOLD AND DETACH HERE

2 -1 -5

DIRECTORS
(MARK "X" FOR ONLY ONE BOX)

- FOR ALL NOMINEES
- WITHHOLD ALL NOMINEES
- WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE. WRITE NUMBER(S) OF NOMINEE(S) BELOW.

USE NUMBER ONLY ______

2. FOR AGN ABS ☐ ☐ ☐

PLEASE INDICATE YOUR PROPOSAL SELECTION BY FIRMLY PLACING AN "X" IN THE APPROPRIATE NUMBERED BOX WITH BLUE OR BLACK INK

X

SEE VOTING INSTRUCTION NO. 3 ON REVERSE

A/C

3. FOR AGN ABS ☐ ☐ ☐

40416M105

Broadridge

51 MERCEDES WAY
EDGEWOOD NY 11717

000

P72888

FOR ☐

FOLD AND DETACH HERE

SIGNATURE(S) ______ DATE ___/___/___

VOTING INSTRUCTIONS  TO 01 111 CLIENTS:  WE HAVE REIN REQUESTED TO FORWARD TO YOU THE  ENCI.OSEI> Pitt NIATERIAL RELATIVE. TO SECURITIES 1110.1)  BY ; SIN YOI K AC COI NT 111.1 NOT REGISTERED IN YOUR N AVE ON: V UT AS THE HO: DER OF RECORDCAN VOTE ii c 11 SECT RO ILS. WE SHALL BE PLEAMCD TO VITIE 01 K SECI:ILITIES IN ACCORDANCE wrni YOUR WISHES. IF Y1 It WILL ExFon THE FORM AND RETURN 17 TO US PR1N1PTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE. IT IS UNDERST( :111.AT IF YOU SIGN IVITIIIIUT OTHERWISE MARKING THE F(4) IRM Vol “it SECURITIES WILL BE Vol IA) AS RECOMMENDED BY THE HOARD OF DIRECTORS ON ALL MATTERS TO BE It NSIDERED AT III: maTiNo. 1(111 N11:1:1 NG. nu, EXTENT W OUR AUTHORITY TO Vol Ii  Please ensure you fold then detach and retain this portion of the Voting Instruction Form 011011.11plitilio.1 AVM ONOIIM YL/I’R SECI !TIES IN THE ABSENCE OF YOUR INSTRUCTIONS  I .\N Ill (DETI:RmINED) BY (KEEERR1NG) TI) Applic .ARLI•  VI: TING INSTRL:CTION NUMBER INDICATED ON 111E FACt ((F )RNI.  O rit MARGIN ACCOUNTS. IN TI III EVENT YOl SEC:I:RI:NES 11.111: lO I N LOANED OVER RECORD DirrE. THE NI:MBI.R OF sFct.krrr,, WI. VOTE ON V( 11:R BEHALF HAS BEEN OR CAN RE ADJusTip AvNwARD.  PI. EASE NOTE0 WT uNntiit A RULE ANIENIAIIINT ADOPTED 131”1:11F NIA\ }’(RN STOCK EXCHANGE FOR SIN.\ItIEI lc /EDI :c fri,rp:(,s I:El OON OR AFTER .71NILARY 20111, BROKERS RE N( (005-Il ALUM IcI) I() Vol E SECURITIES 11E1.1) IN RATs(-).Accot: N’rs ON ::NCONTESTIII) 10.1i(“TIONS OE DELI:CIL/RS L’NEESS I Ill: CLIEN L 11.\S PROVIDED \ CH’ING ;NsTR1 vuovs Itt Oil I. coN•nNt 1 O Brrnr. CASE TI AT  imoKERs c, NN( yr vt,a1 TI II:IR sr.ruttrims IN CONTESTED DIRE(‘ TOR ELEC DONS/. CONSEQUENTLY. IF YOU WANT US To voTF YOUR SECURITIES ON YOUR BEHALF ON 11111 ELECTION OE DIRECTORS, YOU MUST PR(/VII/II VOTING :S:STRI.:CTIoNS TO US. VOTING ON mAi(-)rFits PRESE.NTED AT  SHARI:TRH:DER MEETINGS. PARTR1 \ til.EL(-)rilr; 01,  IHREC TORS IS 11 IF PRIM ARA AM !”1 /11 IL HL SI IAR 11101.DERS TO  NI’Ll-ENCE ‘HIE :1:EEC:ION I AK EN \ 1.1:111.1CLY. TRADED  \ WANY WE TILE: YOU TO pAinic.p.Nrr IN 1111, ELECTION BY  11 ANING THE !’.NT LOSE() vinlm; (‘7:4)N F )ini  INstHecrioNs As To novcro vt.rn. YO: SUCUR I I:ES :N: ‘ABS El c, ‘DON  IF Yolk SECURITIES ARE HELD BY A [LIMNER WIN I IS A  VF\11!1112 (II- NE1A ..,(IRK 5701 K •HANGI...K.A.si, 1)11  ILULES 1.11E NYSE \ \ (WIDE THE \ TING PROCEDURES.  THESE RI:LES PROVIDE THAT IF INSTRI Si IONS ARE NoT ITIKTIVED FRI INI V(l’ PRIOR 70’1’18• list:ANC). (ell) 1111. ILI/cL1. VOTE. THE PROXY MAY BE GIVEN AT DISt RL11t IN , vc  ‘LIMNER ION 1 III. DAN’. IF V.A1(-)1 It IA \\ \S 11A11  At I FAST 15 DAYS PR loR To THE MELTING Dal !-OR ItNTHE  :LI I) \l II 1111 PROXY \1:M’1 1(1A:1\’\S \ :2•I  \Vs< )1; mom, 1’511(11 0(1111 mErDN,, , q/DI.F  I .11-: YO1 It !BROKI F TO I NEIL(1SE 1:t1 1)::;i121 s. MO  \ 1; 1 !lc PR( \ ‘rFRIA: ;.(, t.v% RI.1.N  Si 11) AI I’ DAYS PRI, /4I G TIII: NET  1  AND ONE DR MORE OF mArtERs DEEGR r THE 111:EING  MUST Bli DEEMED “ROUTINE” IN NATURE ACCORDING TO NYSE GUIDELINES. IF TI1ESE TWO REQIIIREMENTS ARE MET AND YOU HAVE NOT COMML NICATED TO US PRIOR TO THE FIRST VOTE BEING ISSUED. WE MAY VOTE YOUR SECT:RH:)WS AT OUR DISCRETION ON ANY MATTERS DEEMED TO BE ROUTINE. WE WILL NEVERTHELESS FOLLOW YOUR INSTRUCTIONS. EVEN IF OUR DISCRETIONARY VOTE HAS A LREADY BEEN GIVEN, PROVIDED YOUR INSTRUCTIONS ARE RECEIVED PRIOR TO TI 1E MEETING DATE.  TIFF. FOLLOWING INSTRI/CrioNs PROVIDE. SPECIFICS REGARDING THE MEETING FOR WHICH T1 IIS VOTING FORM APPLIES.  INSTRUCTION I  ALL PROPOSALS FOR THIS NI E.1:11M, :15I: CONSIDERED “ROUTINE’. WE WILL VOTE IN I/1 ‘R DISCRETION ON ALL PROPOSALS. IF YOUR INSTILL I: NOT RECEIVED.  IF YOUR SECURITIES ARE 11111.1)11}’A RANK. YOUR SECURITIES CANNOT BE VOTED WTI 1101’1 YOUR SPIN IEIL INSTRUCTIONS.  INSTRUCTION 2  IN ORDER FOR YOUR SECURITIES TO 1W kEpREsp:rct) AT •rnsi MEETING ON ONE OR MORE MATTER S BEFORE THE MEETING. IT  yolk itE • Essmo- FOR US To 31 YOUR srporic  INSTRUCTIONS.  IF YOUR SECURITIES ARE I 1ELD BY A BANK. YOUR SECURITIES CANNOT lift VOTED wrI11(11:1 YOUR SIIIECIER INSTRUCTIONS.  iNsTRucnoN 3  IN ORDER FOR YOUR SECURITIES TO 1W REPRESENTED AT THE MEETING. IT WILL BE NI:CESSARY FOR I’S TO HAVE YOUR SPECIFIC VOTING INSTRUCTIONS.  INSTRUCTION -I  WE HAVE PREVIOUSLY SENT Vol’ PROXY SOL:CH:NC) MATERIAL PERTAINING TO THE MEETING OF SI 1AREHOLDERS  OF Mil- 1,3 3 \ 333A.<3,.• An:010)1ml 01 1  A1 RECORDS. WE 1 [AVE NoT AS OF YET RECEIVED YOUR VOT:Nc) ;NsvitycnoN ON ‘nut MATTERS1S1 TO RECONSIDERED AT THIS MEETING AND THE COMPANY 11AS REQUESTED US TO COMMUNICATE %vim YOU IN AN ENDEAVOR TO HAVE YOUR SECURITIES VOTED.  “IF YOU HOLD YOUR SE( 1 NCI; INS ):;(ill .1 CANADIAN  BROKER OR BANK, PI EASE. BE 41W1517)1’IF AT YOU ARE RECEIVING ‘THE VOTING INSTRUCTION FORM AND MEETING  MATERIALS. AT ‘13111 DIRECTION IIF 155(11K EVEN IF  YO:’ if V. DECI.33333.:3) TO ICE,. \ I siv3:R31 HOLDER  MATERIALS. A RKPORTINt3 13.3S1 I’R’S TO DELIVER THESE MATERIALS TO `) /: 1 1 O1. II \\ I ‘Mk 1•33!) 1 OUK  IN’TI: RALF IN ART” THAT Vol •  01, YOUR BENEEICIAl OWNERS’ \  REPORTING ISSUER. 1715((1) I, 1LEsIs  TIII:KE Aws ) )1’ , ill :I A.:  ISSI :ER  1111/51 \I ATERIAI S ARE ISEINI• sENt I ; N.’“I 3 V3 R.

WRONG WAY

P.O. Box 9175

Proxy Services
P.O. Box 9175
Farmingdale NY 11735-9852

Fold and Detach Here

Fold and Detach Here

VOTING INSTRUCTIONS

TO OUR CLIENTS:

WE HAVE BEEN REQUESTED TO FORWARD TO YOU THE ENCLOSED PROXY MATERIAL RELATIVE TO SECURITIES HELD BY US IN YOUR ACCOUNT BUT NOT REGISTERED IN YOUR NAME. ONLY WE AS THE HOLDER OF RECORD CAN VOTE SUCH SECURITIES. WE SHALL BE PLEASED TO VOTE YOUR SECURITIES IN ACCORDANCE WITH YOUR WISHES, IF YOU WILL EXECUTE THE FORM AND RETURN IT TO US PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE. IT IS UNDERSTOOD THAT IF YOU SIGN WITHOUT OTHERWISE MARKING THE FORM YOUR SECURITIES WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS ON ALL MATTERS TO BE CONSIDERED AT THE MEETING.

FOR THIS MEETING, THE EXTENT OF OUR AUTHORITY TO VOTE YOUR SECURITIES IN THE ABSENCE OF YOUR INSTRUCTIONS CAN BE DETERMINED BY REFERRING TO THE APPLICABLE VOTING INSTRUCTION NUMBER INDICATED ON THE FACE OF YOUR FORM.

FOR MARGIN ACCOUNTS, IN THE EVENT YOUR SECURITIES HAVE BEEN LOANED OVER RECORD DATE, THE NUMBER OF SECURITIES WE VOTE ON YOUR BEHALF HAS BEEN OR CAN BE ADJUSTED DOWNWARD.

PLEASE NOTE THAT UNDER A RULE AMENDMENT ADOPTED BY THE NEW YORK STOCK EXCHANGE FOR SHAREHOLDER MEETINGS HELD ON OR AFTER JANUARY 1, 2010, BROKERS ARE NO LONGER ALLOWED TO VOTE SECURITIES HELD IN THEIR CLIENTS' ACCOUNTS ON UNCONTESTED ELECTIONS OF DIRECTORS UNLESS THE CLIENT HAS PROVIDED VOTING INSTRUCTIONS (IT WILL CONTINUE TO BE THE CASE THAT BROKERS CANNOT VOTE THEIR CLIENTS' SECURITIES IN CONTESTED DIRECTOR ELECTIONS). CONSEQUENTLY, IF YOU WANT US TO VOTE YOUR SECURITIES ON YOUR BEHALF ON THE ELECTION OF DIRECTORS, YOU MUST PROVIDE VOTING INSTRUCTIONS TO US. VOTING ON MATTERS PRESENTED AT SHAREHOLDER MEETINGS, PARTICULARLY THE ELECTION OF DIRECTORS IS THE PRIMARY METHOD FOR SHAREHOLDERS TO INFLUENCE THE DIRECTION TAKEN BY A PUBLICLY-TRADED COMPANY. WE URGE YOU TO PARTICIPATE IN THE ELECTION BY RETURNING THE ENCLOSED VOTING INSTRUCTION FORM TO US WITH INSTRUCTIONS AS TO HOW TO VOTE YOUR SECURITIES IN THIS ELECTION.

IF YOUR SECURITIES ARE HELD BY A BROKER WHO IS A MEMBER OF THE NEW YORK STOCK EXCHANGE (NYSE), THE RULES OF THE NYSE WILL GUIDE THE VOTING PROCEDURES. THESE RULES PROVIDE THAT IF INSTRUCTIONS ARE NOT RECEIVED FROM YOU PRIOR TO THE ISSUANCE OF THE FIRST VOTE, THE PROXY MAY BE GIVEN AT DISCRETION OF YOUR BROKER (ON THE TENTH DAY IF THE MATERIAL WAS MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING DATE OR ON THE FIFTEENTH DAY IF THE PROXY MATERIAL WAS MAILED 25 DAYS OR MORE PRIOR TO THE MEETING DATE). IN ORDER FOR YOUR BROKER TO EXERCISE THIS DISCRETIONARY AUTHORITY, PROXY MATERIAL WOULD NEED TO HAVE BEEN MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING DATE AND ONE OR MORE OF THE MATTERS BEFORE THE MEETING MUST BE DEEMED "ROUTINE" IN NATURE ACCORDING TO NYSE GUIDELINES. IF THESE TWO REQUIREMENTS ARE MET AND YOU HAVE NOT COMMUNICATED TO US PRIOR TO THE FIRST VOTE BEING ISSUED, WE MAY VOTE YOUR SECURITIES AT OUR DISCRETION ON ANY MATTERS DEEMED TO BE ROUTINE. WE WILL NEVERTHELESS FOLLOW YOUR INSTRUCTIONS, EVEN IF OUR DISCRETIONARY VOTE HAS ALREADY BEEN GIVEN, PROVIDED YOUR INSTRUCTIONS ARE RECEIVED PRIOR TO THE MEETING DATE.

THE FOLLOWING INSTRUCTIONS PROVIDE SPECIFICS REGARDING THE MEETING FOR WHICH THIS VOTING FORM APPLIES.

INSTRUCTION 1

ALL PROPOSALS FOR THIS MEETING ARE CONSIDERED "ROUTINE". WE WILL VOTE IN OUR DISCRETION ON ALL PROPOSALS, IF YOUR INSTRUCTIONS ARE NOT RECEIVED.

IF YOUR SECURITIES ARE HELD BY A BANK, YOUR SECURITIES CANNOT BE VOTED WITHOUT YOUR SPECIFIC INSTRUCTIONS.

INSTRUCTION 2

IN ORDER FOR YOUR SECURITIES TO BE REPRESENTED AT THE MEETING ON ONE OR MORE MATTERS BEFORE THE MEETING, IT WILL BE NECESSARY FOR US TO HAVE YOUR SPECIFIC VOTING INSTRUCTIONS.

IF YOUR SECURITIES ARE HELD BY A BANK, YOUR SECURITIES CANNOT BE VOTED WITHOUT YOUR SPECIFIC INSTRUCTIONS.

INSTRUCTION 3

IN ORDER FOR YOUR SECURITIES TO BE REPRESENTED AT THE MEETING, IT WILL BE NECESSARY FOR US TO HAVE YOUR SPECIFIC VOTING INSTRUCTIONS.

INSTRUCTION 4

WE HAVE PREVIOUSLY SENT YOU PROXY SOLICITING MATERIAL PERTAINING TO THE MEETING OF SHAREHOLDERS OF THE COMPANY INDICATED. ACCORDING TO OUR LATEST RECORDS, WE HAVE NOT AS OF YET RECEIVED YOUR VOTING INSTRUCTION ON THE MATTER(S) TO BE CONSIDERED AT THIS MEETING AND THE COMPANY HAS REQUESTED US TO COMMUNICATE WITH YOU IN AN ENDEAVOR TO HAVE YOUR SECURITIES VOTED.

**IF YOU HOLD YOUR SECURITIES THROUGH A CANADIAN BROKER OR BANK, PLEASE BE ADVISED THAT YOU ARE RECEIVING THE VOTING INSTRUCTION FORM AND MEETING MATERIALS, AT THE DIRECTION OF THE ISSUER. EVEN IF YOU HAVE DECLINED TO RECEIVE SECURITY-HOLDER MATERIALS, A REPORTING ISSUER IS REQUIRED TO DELIVER THESE MATERIALS TO YOU. IF YOU HAVE ADVISED YOUR INTERMEDIARY THAT YOU OBJECT TO THE DISCLOSURE OF YOUR BENEFICIAL OWNERSHIP INFORMATION TO THE REPORTING ISSUER, IT IS OUR RESPONSIBILITY TO DELIVER THESE MATERIALS TO YOU ON BEHALF OF THE REPORTING ISSUER.

THESE MATERIALS ARE BEING SENT AT NO COST TO YOU